Exhibit 99.2

WALK
ON
WATER

# COLONIAL
PROPERTIES TRUST

## Supplemental
## Financial Highlights

## 4th Quarter 2006

NYSE: CLP

Colonial Properties Trust

TABLE OF CONTENTS

Overview and Contact Information	3
1. Quarterly Earnings Announcement and Financial Statements	4
2. Corporate Summary
Quarterly Segment Data Summary	7
Divisional NOI Breakout: By Sector & Market	9
3. Development Pipeline/Acquisition & Disposition Detail	10
4. Taxable REIT Subsidiary Activities	13
5. Unconsolidated Partnerships Summary	15
6. Corporate Trends
Supplemental Data	17
Investment Activities	17
7. Debt Summary/Coverage Ratios/Total Market Capitalization	18
8. Equity Issues: Common & Preferred	20
9. Multifamily Division Summary
Divisional NOI	21
Operational Statistics	22
Occupancy Summary	23
10. Office Division Summary
Divisional NOI	25
Operational Statistics	26
Lease Expiration/Tenant Concentration	27
Leasing Execution	28
Occupancy Summary	30
11. Retail Division Summary
Divisional NOI	32
Operational Statistics/Capex	33
Lease Expiration/Tenant Concentration	34
Leasing Execution	35
Occupancy Summary	37
12. Corporate Reconciliations
Revenues/Expenses/NOI	39
NOI from Discontinued Operations/FFO/EBITDA	40
SEC Coverage Ratios	41
Base Rent per Unit/SF	42
Capital Expenditures, Tenant Improvements & Leasing Commissions	43
Earnings per share/FFO per share/Dividend Summary	44
13. Appendix
Multifamily Portfolio Occupancy Listing	45
Office Portfolio Occupancy Listing	49
Retail Portfolio Occupancy Listing	51
14. Glossary of Terms	53
Forward Looking Statements
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Certain statements in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause the company’s actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by the forward looking statements. Factors that impact such forward looking statements include, among others, real estate conditions and markets; performance of affiliates or companies in which we have made investments; volatility of for-sale residential markets; changes in operating costs; legislative or regulatory decisions; our ability to continue to maintain our status as a REIT for federal income tax purposes; the cost and availability of new debt financings; volatility of interest rates or capital market conditions; effect of any terrorist activity; or other factors affecting the real estate industry generally.
Except as otherwise required by the federal securities laws, the company assumes no liability to update the information in this press release.
The company refers you to the documents filed by the company from time to time with the Securities and Exchange Commission, specifically the section titled “Business-Risk Factors” in the company’s Annual Report on Form 10-K for the year ended December 31, 2005 and the Quarterly Report on Form 10-Q for the period ended September 30, 2006, which discuss these and other factors that could adversely affect the company’s results.
1/25/2007

4Q06	- 2 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Colonial Properties Trust (NYSE:CLP) is a multifamily focused real estate investment trust (REIT) that, through its subsidiaries, owns a portfolio of multifamily, office and retail properties in the Sunbelt region of the United States. With a long history as both a private and a public company, the company has a proven track record in real estate operations and development. Our history of managing and developing both multifamily and commercial assets makes Colonial Properties ideally suited for the country’s hottest trend: mixed-use
Originally founded in 1970, and headquartered in Birmingham, Alabama, Colonial Properties Trust completed its initial public offering in September 1993. The Company, which is included in the S&P SmallCap 600 Index, is listed on the New York Stock Exchange under the symbol “CLP”.
Our commitment to excellence allows us to successfully serve our residents, clients and customers. Our focus on quality, service, value and integrity enable to us to meet our goal of managing a high quality portfolio that focuses on superior investor returns.
COLONIAL PROPERTIES STRATEGY
Achieve Consistent Long-term Performance through:
- Owning a multifamily focused portfolio
- Managing multifamily, office, retail and mixed-use properties
- Investing in high growth Sunbelt cities
- Achieving operating excellence
- Emphasizing mixed-use development
- Pursuing strategic acquisition, disposition and development opportunities
- Delivering additional income from the taxable REIT subsidiary (TRS)
- Ensuring a strong balance sheet
CONTACT INFORMATION

Headquarters	Investor Relations
Colonial Properties Trust	Barbara Pooley
2101 Sixth Avenue North, Suite 750	Senior Vice President
Birmingham, Alabama 35203	800-645-3917
205-250-8700	704-552-8538 — fax
205-250-8890 — fax

www.colonialprop.com	To receive an Investor Package, please contact:
800-645-3917
704-643-7970
TRANSFER AGENT

Computershare	The Company’s Transfer Agent manages all activities for
P.O. Box 43010	registered shareholders including basic account updates,
Providence, RI 02940-3010	initial share purchases, dividend reinvestments, share
Investor Relations: 800-730-6001	transfers and sales as well as optional cash investments.
www.computershare.com
EQUITY RESEARCH COVERAGE

Bear Stearns	Ross Smotrich / Amy Young	212-272-8046 / 212-272-3523
BMO Capital Markets	Rich Anderson	212-885-4180
Cantor Fitzgerald	Philip Martin	312-469-7485
Citigroup Smith Barney	Jon Litt / Craig Melcher	212-816-0231 / 212-816-1909
Green Street Advisors	Craig Leupold	949-640-8780
Merrill Lynch	Bill Acheson / David Bragg	212-449-1920 / 212-449-8922
Morgan Keegan Standard & Poor’s Research	Napoleon Overton / Troy Garner Raymond Mathis	901-579-4865 / 901-531-3397 212-438-9558
Stifel Nicolaus	Rod Petrick / Tamara Fique	410-454-4131 / 410-454-5873
Wachovia Securities	Steve Swett	212-214-5050
UBS	Alex Goldfarb	212-713-8602

4Q06	- 3 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
Fourth Quarter 2006
BALANCE SHEET

	As of	As of
($ in 000s)	12/31/2006	12/31/2005
ASSETS
Real Estate Assets
Operating Properties	$3,601,883	$3,974,925
Undeveloped Land & Construction in Progress	434,196	202,052

Total Real Estate, before Depreciation	4,036,079	4,176,977

Less: Accumulated Depreciation	(420,374)	(453,365)
Real Estate Assets Held for Sale, net	381,445	367,372

Net Real Estate Assets	3,997,150	4,090,984

Cash and Equivalents	87,647	30,615
Restricted Cash	15,907	8,142
Accounts Receivable, net	31,301	25,789
Notes Receivable	61,269	36,387
Prepaid Expenses	19,519	19,549
Deferred Debt and Lease Costs	42,258	50,436
Investment in Unconsolidated Subsidiaries	92,892	123,700
Other Assets	83,834	113,656

Total Assets	$4,431,777	$4,499,258

LIABILITIES
Long-Term Liabilities
Unsecured Credit Facility	$185,000	$210,228
Notes and Mortgages Payable	2,165,884	2,274,620
Mortages Payable Related to Real Estate Assets Held for Sale	47,022	9,502

Total Long-Term Liabilities	2,397,906	2,494,350

Other Liabilities	150,760	138,861

Total Liabilities	2,548,666	2,633,211

MINORITY INTEREST & EQUITY

Limited Partners’ Interest in Consolidated Partnership	7,406	8,094

Preferred Shares and Units, at Liquidation Value
Series B 7 1/4%, Preferred Units	100,000	100,000
Series C 9 1/4%, Preferred Shares	—	50,000
Series D 8 1/8%, Preferred Shares	125,000	125,000
Series E 7 5/8%, Preferred Shares	104,760	133,159

Total Preferred Shares and Units, at Liquidation Value	329,760	408,159

Common Equity, including Minority Interest in Operating Partnership	1,545,945	1,449,794

Total Equity, including Minority Interest	1,883,111	1,866,047

Total Liabilities and Equity	$4,431,777	$4,499,258

SHARES & UNITS OUTSTANDING, END OF PERIOD

	As of	As of
(shares and units in 000s)	12/31/2006	12/31/2005
Basic
Shares	46,145	44,857
Operating Partnership Units (OP Units)	10,579	10,872

Total Shares & OP Units	56,724	55,729

Dilutive Common Share Equivalents	536	391

Diluted
Shares	46,681	45,248
Total Shares & OP Units	57,260	56,120

4Q06	- 4 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
Fourth Quarter 2006
CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended			Twelve Months Ended
($ in 000s, except per share data)	12/31/2006	12/31/2005		12/31/2006	12/31/2005
Revenue
Minimum Rent	$102,481	$99,865	2.6%	$391,741	$348,417	12.4%
Percentage Rent	346	1,821	-81.0%	1,172	3,180	-63.1%
Tenant Recoveries	5,682	7,975	-28.8%	23,105	30,911	-25.3%
Construction Revenues	3,691	—		30,484	—
Other Property Related Revenue	9,667	7,124	35.7%	31,888	24,433	30.5%
Other Non-Property Related Revenue	4,170	2,748	51.7%	17,693	7,338	141.1%

Total Revenue	126,037	119,533	5.4%	496,083	414,279	19.7%

Operating Expenses
Property Operating Expenses:
General Operating Expenses	10,320	10,194	1.2%	40,198	33,764	19.1%
Salaries and Benefits	8,325	7,334	13.5%	31,042	24,300	27.7%
Repairs and Maintenance	9,020	9,606	-6.1%	35,802	35,854	-0.1%
Taxes, Licenses, and Insurance	12,882	12,143	6.1%	51,444	43,556	18.1%

Total Property Operating Expenses	40,547	39,277	3.2%	158,486	137,474	15.3%

General and Administrative	11,437	9,777	17.0%	46,307	36,740	26.0%
Construction Expenses	3,732	—	29,411	—
Depreciation	33,595	31,562	6.4%	133,692	111,180	20.2%
Amortization	4,797	6,636	-27.7%	19,575	48,293	-59.5%
Impairment Charge	1,600	—		1,600	—

Total Operating Expenses	95,708	87,252	9.7%	389,071	333,687	16.6%

Income from Operations	30,329	32,281	-6.0%	107,012	80,592	32.8%

Other Income (Expense)
Interest Expense & Debt Cost Amortization	(32,818)	(34,653)	-5.3%	(126,640)	(124,131)	2.0%
Loss on Retirement of Debt	(13)	—		(641)	—
Interest Income	1,898	1,748	8.6%	7,763	4,403	76.3%
Income (Loss) from Investments	38,929	(1,965)	-2081.1%	34,823	910	3726.7%
Gain on Hedging Activities	2,946	388	659.3%	5,535	886	524.7%
Gain on Sale of Property, net of income taxes of $1,932 (QTR) and $3,416 (YR) in 2006 and $2,021 (QTR) and $4,792 (YR) in 2005	40,526	98,607	-58.9%	80,434	106,482	-24.5%
Other	819	1,292	-36.6%	(189)	2,449	-107.7%

Total Other Income (Expense)	52,287	65,417	-20.1%	1,085	(9,001)	-112.1%

Income before Minority Interest & Discontinued Operations	82,616	97,698	-15.4%	108,097	71,591	51.0%

Minority Interest
Minority Interest of Limited Partners	284	(2,361)	-112.0%	766	(5,245)	-114.6%
Minority Interest in CRLP — Preferred	(1,813)	(1,813)	0.0%	(7,250)	(7,250)	0.0%
Minority Interest in CRLP — Common	(14,283)	(17,022)	-16.1%	(14,876)	(8,181)	81.8%

Total Minority Interest	(15,812)	(21,196)	-25.4%	(21,360)	(20,676)	3.3%

Income from Continuing Operations	66,804	76,502	-12.7%	86,737	50,915	70.4%

Discontinued Operations
Income from Discontinued Operations	5,916	7,576	-21.9%	25,614	35,570	-28.0%
Gain (Loss) on Disposal of Discontinued Operations, net of income taxes of $1,788 (QTR) and $8,554 (YR) in 2006 and $0 in 2005	79,955	(30)		120,979	182,138	-33.6%
Minority Interest in CRLP — Common	(16,034)	(1,471)	990.0%	(27,259)	(48,397)	-43.7%
Minority Interest of Limited Partners	59	—		(2,591)	(585)	342.9%

Income from Discontinued Operations	69,896	6,075	1050.6%	116,743	168,726	-30.8%

Net Income	136,700	82,577	65.5%	203,480	219,641	-7.4%

Dividends to Preferred Shareholders	(4,549)	(6,231)	-27.0%	(20,903)	(22,391)	-6.6%
Preferred Share Issuance Costs Write-off	—	—		(2,128)	—

Net Income Available to Common Shareholders	$132,151	$76,346	73.1%	$180,449	$197,250	-8.5%

Earnings per Share — Basic
Continuing Operations	$1.35	$1.57	-14.0%	$1.40	$0.75	86.7%
Discontinued Operations	$1.53	0.14	992.9%	2.57	4.43	-42.0%

EPS — Basic	$2.88	$1.71	68.4%	$3.97	$5.18	-23.4%

Earnings per Share — Diluted
Continuing Operations	$1.34	$1.56	-14.1%	$1.38	$0.74	86.5%
Discontinued Operations	1.51	0.13	1061.5%	2.54	4.39	-42.1%

EPS — Diluted	$2.85	$1.69	68.6%	$3.92	$5.13	-23.6%

4Q06	- 5 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
Fourth Quarter 2006
FOURTH QUARTER FUNDS FROM OPERATIONS (FFO) RECONCILIATION

	Three Months Ended			Twelve Months Ended
($ in 000s, except per share data)	12/31/2006	12/31/2005		12/31/2006	12/31/2005
Net Income Available to Common Shareholders	$132,151	$76,346	73.1%	$180,449	$197,250	-8.5%
Minority Interest in CRLP (Operating Ptr Unitholders)	30,317	18,494	63.9%	42,135	56,578	-25.5%
Minority Interest in Gain/(Loss) on Sale of Undepreciated Property	(258)	2,361	-110.9%	1,967	5,241	-62.5%

Total	162,210	97,201	66.9%	224,551	259,069	-13.3%

Adjustments — Consolidated Properties
Depreciation — Real Estate	35,554	38,211	-7.0%	147,898	135,121	9.5%
Amortization — Real Estate	5,573	7,569	-26.4%	21,915	58,029	-62.2%
Remove: (Gain)/Loss on Sale of Property, net of Income Tax	(120,481)	(98,577)	22.2%	(201,413)	(288,621)	-30.2%
Include: Gain/(Loss) on Sale of Undepreciated Property, net of Income Tax and Minority Interest (1)(2)	29,129	3,004	869.7%	44,502	8,063	451.9%

Total Adjustments — Consolidated	(50,225)	(49,793)	0.9%	12,902	(87,408)	-114.8%

Adjustments — Unconsolidated Properties
Depreciation — Real Estate	4,051	3,826	5.9%	15,576	7,501	107.7%
Amortization — Real Estate	1,678	965	73.9%	5,713	969	489.6%
Remove: (Gain)/Loss on Sale of Property	(41,948)	118	0.0%	(43,282)	(2,200)	1867.4%

Total Adjustments — Unconsolidated	(36,219)	4,909	-837.8%	(21,993)	6,270	-450.8%

Funds from Operations	$75,766	$52,317	44.8%	$215,460	$177,931	21.1%

FFO per Share
Basic	$1.34	$0.94	42.7%	$3.84	$3.65	5.2%
Diluted	$1.33	$0.93	42.4%	$3.80	$3.62	5.1%

(1)	The Company recognizes incremental gains on condominium sales in FFO, net of provision for income taxes, to the extent that net sales proceeds, less costs of sales, from the sale of condominium units exceeds the greater of their fair value or net book value as of the date the property is acquired by the Company’s taxable REIT subsidiary.

(2)	For the three and twelve months ended December 31, 2006, the gain on the Sale of Undepreciated Property includes $20.1 million of gains from the sale of CP Tutwiler Farm.
Pursuant to the definition of Funds from Operations (“FFO”) adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), FFO is calculated by adjusting net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.
The Company believes that FFO is useful to investors because it provides an additional indicator of the Company’s financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company’s industry. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, or as an indicator of our ability to make cash distributions.
FOURTH QUARTER SHARES AND UNITS OUTSTANDING, WEIGHTED

	Three Months Ended			Twelve Months Ended
(shares and units in 000s)	12/31/2006	12/31/2005		12/31/2006	12/31/2005
Basic
Shares	45,814	44,696	2.5%	45,484	38,071	19.5%
Operating Partnership Units (OP Units)	10,579	10,872	-2.7%	10,678	10,740	-0.6%

Total Shares & OP Units	56,393	55,568	1.5%	56,162	48,811	15.1%

Dilutive Common Share Equivalents	566	444		536	391

Diluted
Shares	46,380	45,140	2.7%	46,020	38,462	19.7%
Total Shares & OP Units	56,959	56,012	1.7%	56,698	49,202	15.2%

4Q06	- 6 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Segment Data
($ in 000s, except per share data)
QUARTERLY SEGMENT DATA SUMMARY FOR THREE MONTHS ENDED DECEMBER 31, 2006 AND 2005

	Revenue			Expense			Net Operating Income (NOI)
	4Q06	4Q05	Change	4Q06	4Q05	Change	4Q06	4Q05	Change
MULTIFAMILY PORTFOLIO

Same-Property (2)	$57,848	$55,848	3.6%	$21,571	$21,465	0.5%	$36,277	$34,383	5.5%
Non Same-Property	26,183	24,456	7.1%	11,922	10,201	16.9%	14,261	14,255	0.0%

Total Division	84,031	80,304	4.6%	33,493	31,666	5.8%	50,538	48,638	3.9%

OFFICE PORTFOLIO

Same-Property (2)	21,603	19,818	9.0%	6,515	5,690	14.5%	15,088	14,128	6.8%
Non Same-Property	19,118	24,274	-21.2%	7,038	9,171	-23.3%	12,080	15,103	-20.0%

Total Division	40,721	44,092	-7.6%	13,553	14,861	-8.8%	27,168	29,231	-7.1%

RETAIL PORTFOLIO

Same-Property (2)	19,955	19,009	5.0%	5,687	5,145	10.5%	14,268	13,864	2.9%
Non Same-Property	9,025	18,120	-50.2%	2,235	5,071	-55.9%	6,790	13,049	-48.0%

Total Division	28,980	37,129	-21.9%	7,922	10,216	-22.5%	21,058	26,913	-21.8%

TOTAL PORTFOLIO

Same-Property (2)	99,406	94,675	5.0%	33,773	32,300	4.6%	65,633	62,375	5.2%
Non Same-Property	54,326	66,850	-18.7%	21,195	24,443	-13.3%	33,131	42,407	-21.9%

Total	$153,732	$161,525	-4.8%	$54,968	$56,743	-3.1%	$98,764	$104,782	-5.7%

SEGMENT DATA SUMMARY FOR TWELVE MONTHS ENDED DECEMBER 31, 2006 AND 2005

	Revenue			Expense			Net Operating Income (NOI)
	2006	2005 (1)	Change	2006	2005 (1)	Change	2006	2005 (1)	Change
MULTIFAMILY PORTFOLIO

Same-Property (2)	$226,826	$218,637	3.7%	$87,538	$85,915	1.9%	$139,288	$132,722	5.0%
Cornerstone Properties (3)		(31,870)			(14,104)			(17,766)
Non Same-Property	93,693	92,977	0.8%	42,143	40,961	2.9%	51,550	52,016	-0.9%

Total Division	320,519	279,744	14.6%	129,681	112,772	15.0%	190,838	166,972	14.3%

OFFICE PORTFOLIO

Same-Property (2)	82,372	77,175	6.7%	25,401	23,027	10.3%	56,971	54,148	5.2%
Non Same-Property	90,009	56,192	60.2%	34,364	20,065	71.3%	55,645	36,127	54.0%

Total Division	172,381	133,367	29.3%	59,765	43,092	38.7%	112,616	90,275	24.7%

RETAIL PORTFOLIO

Same-Property (2)	75,384	70,993	6.2%	21,455	20,316	5.6%	53,929	50,677	6.4%
Non Same-Property	34,907	88,467	-60.5%	9,515	27,041	-64.8%	25,392	61,426	-58.7%

Total Division	110,291	159,460	-30.8%	30,970	47,357	-34.6%	79,321	112,103	-29.2%

TOTAL PORTFOLIO

Same-Property (2)	384,582	366,805	4.8%	134,394	129,258	4.0%	250,188	237,547	5.3%
Cornerstone Properties (3)		(31,870)			(14,104)			(17,766)
Non Same-Property	218,609	237,636	-8.0%	86,022	88,067	-2.3%	132,587	149,569	-11.4%

Total	$603,191	$572,571	5.3%	$220,416	$203,221	8.5%	$382,775	$369,350	3.6%

Notes on following page.

4Q06	- 7 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Segment Data
($ in 000s, except per share data)

Notes:

(1)	The 2005 year-to-date same-property data includes Cornerstone properties that were not owned by the Company during Q105.

(2)	The 2005 same-property data reflects results of the 2006 same-property portfolio, as adjusted for dispositions during year and including straight-line rents.

(3)	In the 2005 year-to-date calculation, Cornerstone 1Q05 same-property results are deducted to arrive at 1Q05 Total Portfolio results due to the fact that the Cornerstone merger was not completed until April 1, 2005.
For the GAAP reconciliation of revenues, expenses and NOI, see page 39.
Revenue is defined as total property revenues, including our prorata share of unconsolidated partnerships and joint ventures. The Company believes Revenue (and other revenue measures aggregating segment data) is useful to investors as a meaningful indicator of property operating performance and current market conditions affecting the Company. Additionally, Revenue is an integral component in calculating Divisional NOI.
Expense is defined as real estate expenses, (such items as repairs and maintenance, payroll, utilities, property taxes, insurance, advertising, management fees), including unconsolidated partnerships and joint ventures. The Company believes Expense (and other expense measures aggregating segment data) is useful to investors as a meaningful indicator of property operating expenses. Additionally, Expense is an integral component in calculating Divisional NOI.
Net Operating Income (NOI) is defined as total property revenues, including our prorata share of unconsolidated partnerships and joint ventures, less real estate expenses (such items as repairs and maintenance, payroll, utilities, property taxes, insurance, advertising, management fees). The Company believes NOI (and other NOI measures aggregating segment data) is useful to investors as a meaningful indicator of property level operating performance and current market conditions affecting the Company . Additionally, the Company also believes NOI (and such other NOI measures) is useful to investors because NOI is commonly used industry-wide to evaluate and compare property level operating results of real estate companies, allowing investors to view the Company in comparison to these other real estate companies. The Company cautions investors that other real estate companies may calculate NOI on a basis different than the Company. In addition, NOI (and such other NOI measures) should not be viewed as a substitute measure of performance for GAAP income from continuing operations or other applicable GAAP performance measure.

4Q06	- 8 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate-Trends
($ in 000s, except per share data)
DIVISIONAL NOI BREAKOUT: BY SECTOR & MARKET

4Q06 DIVISIONAL NOI	FYE ‘06 DIVISIONAL NOI

4Q06 MULTIFAMILY DIVISIONAL NOI
4Q06 OFFICE DIVISIONAL NOI

4Q06 RETAIL DIVISIONAL NOI	4Q06 TOTAL DIVISIONAL NOI

4Q06	- 9 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Current Investment Activity
($ in MMs)
CURRENT DEVELOPMENT PIPELINE: DETAIL
Significant Projects Under Construction

									Development Costs
		Units / SF-in 000s			Start	Compl.	Stab.		Thru	Thru
	Location	Total	Deliv’d	Leased	Date	Date	Date	Total	2005	2006	2007	After
In Construction in Progress
Multifamily
CG at Round Rock	Austin, TX	422	422	383	2Q05	4Q06	1Q07	$34.5	$20.3	$13.8	$0.4	$—
CG at Double Creek	Austin, TX	300			1Q07	1Q08	3Q08	31.8	3.9	1.0	22.0	4.9
CG at Ayrsley	Charlotte, NC	368			3Q06	1Q08	4Q08	34.9	0.2	7.0	24.6	3.1
CG at Traditions *	Gulf Shores, AL	324			4Q06	1Q08	4Q08	41.4	2.6	4.0	29.2	5.6
CG at Huntersville	Charlotte, NC	250			3Q06	4Q07	3Q08	26.1	—	5.8	20.3	—
CG at Shelby Farms II	Memphis, TN	154			1Q07	1Q08	2Q08	13.4	—	1.4	11.8	0.2
CG at Sweetwater	Phoenix, AZ	195			2Q07	3Q08	4Q08	23.5	—	5.4	11.2	6.9
CG at Ridell Ranch	Austin, TX	376			1Q07	3Q08	3Q09	34.3	—	3.7	21.5	9.1
CG at Pecos	Las Vegas, NV	380			2Q07	4Q08	4Q09	51.7	—	—	27.8	23.9
CG at Randal Park *	Orlando, FL	600			1Q08	1Q10	4Q10	75.9	—	7.5	1.3	67.1

Office
Northrop Grumman Build to Suit	Huntsville, AL	110		110	4Q05	1Q07	1Q07	17.3	1.5	11.2	4.6	—
Colonial Center TownPark 300 *	Orlando, FL	150	150	142	4Q05	3Q06	1Q07	20.6	3.8	11.2	5.6	—
Colonial Center Brookwood Village *	Birmingham, AL	169		157	2Q06	2Q07	3Q07	40.3	—	18.2	22.1	—
Metropolitan *	Charlotte, NC	155		27	3Q06	2Q08	4Q09	35.2	—	5.5	15.0	14.7

Retail
Colonial Pinnacle Craft Farms I*	Gulf Shores, AL	250	53	100	4Q04	2Q07	4Q07	42.5	14.3	12.1	16.1	—
Colonial Pinnacle Craft Farms II*	Gulf Shores, AL	67			2Q08	2Q09	2Q09	13.5	—	9.8	0.8	2.9
Colonial Pinnacle Tutwiler Farm II	Birmingham, AL	85		30	4Q06	3Q07	3Q07	15.1	—	8.0	7.1	—
Colonial Promenade Fultondale	Birmingham, AL	239		26	2Q06	1Q08	1Q08	24.8	2.0	4.6	15.3	2.9
Colonial Promenade Alabaster II	Birmingham, AL	130		89	1Q06	3Q07	3Q07	21.2	0.4	9.2	11.6	—
Colonial Promenade Tannehill	Birmingham, AL	246			1Q07	3Q08	3Q08	41.0	—	19.2	11.8	10.0
Metropolitan *	Charlotte, NC	189		33	3Q06	2Q08	4Q09	52.8	—	7.0	23.0	22.8

For Sale Projects
The Renwick	Charlotte, NC	85			1Q06	4Q07		24.3	4.1	6.8	13.4	—
Colonial Traditions at Gulf Shores (lots) *	Gulf Shores, AL	371			3Q06	3Q08		20.0	9.4	2.3	4.3	4.0
Southgate on Fairview	Charlotte, NC	47			2Q06	4Q07		16.5	2.0	1.7	12.8	—
Regatta at James Island	Charleston, SC	212	212		3Q05	1Q07		25.0	5.1	18.8	1.1	—
Cypress Village	Gulf Shores, AL	88			1Q06	2Q07		60.3	—	43.2	17.1	—
Grander	Gulf Shores, AL	30	6		1Q06	1Q07		16.6		12.7	3.9	—
Spanish Oaks (lots)	Mobile, AL	200			1Q06	3Q07		9.8	—	7.6	2.2	—
Metropolitan *	Charlotte, NC	98			3Q06	3Q08		41.2	—	4.1	18.6	18.5

Total Consolidated Projects, in CIP								$905.5	$69.6	$262.8	$376.5	$196.6

Unconsolidated Projects
Regents Park For-Sale (1)	Atlanta, GA	23			1Q06	4Q07		15.0	4.3	4.9	5.8	—
Colonial Promenade Smyrna * (2)	Nashville, TN	194			1Q07	2Q08	2Q08	16.0	—	5.9	8.8	1.3
CG at Canyon Creek (3)	Austin, TX	336	290	115	3Q05	1Q07	4Q07	8.6	—	7.5	1.1	—

Total Significant Projects, in CIP								$945.1	$73.9	$281.1	$392.2	$197.9

Target Development Yield Ranges:
Multifamily: 7.5-9.0%
Office: 8.5-11.0%
Retail: 8.5-11.0%

Reconciliation to Construction-in-Progress
Dollars Invested in Significant Projects, in CIP								332.4
Misc (Infrastructure and Misc Construction)								47.7	* Predevelopment and other.
Land Inventory								77.0	* Raw and improved land.
Less assets transferred to operating assets								(22.9)

Total Construction In Progress								434.2

*	These projects are part of a mixed-use development.
Notes:

(1)	Development costs represent 40% of total development costs, as the Company is a 40% partner in this project.

(2)	Development costs represent 50% of total development costs, as the Company is a 50% partner in this project.

(3)	Development costs represent 25% of total development costs, as the Company is a 25% partner in this project.

4Q06	- 10 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Current Investment Activity
($ in MMs)
SIGNIFICANT PROPERTY ACQUISITIONS

				Purch	1st Yr	Cap
	Location	Date	Units/SF	Price	Invest	Rate	Remarks
			(SF-000s)	($ mm)	(1)	(2)
2006
Multifamily
CG at Huntcliff Village	Atlanta, GA	Feb-06	358	$7.7	$7.8	5.7%	20% ownership interest
CV at Matthews Village	Charlotte, NC	Mar-06	270	4.5	4.5	6.7%	25% ownership interest
CV at Shoal Creek	Dallas, TX	Jun-06	408	33.9	34.7	6.4%
CV at Willow Creek	Dallas, TX	Jun-06	478	39.3	40.6	6.2%
CG at McDaniel Farm	Atlanta, GA	Jun-06	424	41.0	41.8	6.1%
CV at Chancellor Park	Charlotte, NC	Jun-06	340	27.8	28.5	6.3%
CG at Scottsdale	Phoenix, AZ	Jul-06	180	29.6	30.0	5.8%
CG at Shiloh	Atlanta, GA	Aug-06	498	50.4	51.1	6.2%
CG at Pleasant Hill	Atlanta, GA	Sep-06	502	45.4	46.4	6.2%
CV at Oakbend	Dallas, TX	Sep-06	426	32.0	32.8	6.6%
Belterra	Fort Worth, TX	Sep-06	288	2.7	2.7	5.9%	10% ownership interest
CG at University Center	Charlotte, NC	Oct-06	156	14.3	14.7	6.3%
Park Crossing	Fairfield, CA	Nov-06	200	3.4	3.4	5.5%	10% ownership interest
CG at Cypress Cove	Charleston, SC	Dec-06	264	29.1	30.4	6.3%

Total				$361.1	$369.4

SIGNIFICANT PROPERTY DISPOSITIONS

				Sales	Cap
	Location	Date	Units/SF	Price	Rate	Remarks
			(SF-000s)	($ mm)	(3)
2006
Multifamily
CV at Caledon Wood	Greenville, SC	Jan-06	350	$22.9	6.5%	(4	)(5)
The Timbers	Raleigh, NC	Jan-06	176	7.6	6.5%	(4	)(5)
CV at Remington Place	Raleigh, NC	Jan-06	136	7.9	6.5%	(4	)(5)
Summerwalk	Charlotte, NC	Jan-06	160	8.2	6.5%	(4	)(5)
CV at Paces Glen	Charlotte, NC	Jan-06	172	6.0	6.5%	(4	)(5)
CV at Stone Brook	Atlanta, GA	Jan-06	188	9.4	6.5%	(4	)(5)
CG at Whitemarsh	Savannah, GA	Jan-06	352	38.7	6.5%	(4	)(5)
The Meadows	Asheville, NC	Mar-06	392	28.4	6.5%	(4	)(5)
CV at Estrada	Dallas, TX	Mar-06	248	9.6	6.5%	(4	)(5)
Copper Crossing	Ft. Worth, TX	Mar-06	400	14.2	6.5%	(4	)(5)
The Trestles	Raleigh, NC	Mar-06	280	11.6	6.5%	(4	)(5)
CMS joint ventures (4 properties)	(7)	Mar-06	762	5.7	7.1%			15% Ownership interest
Arbor Trace	Norfolk, VA	Apr-06	148	14.8	6.5%	(4	)(5)
Rancho Viejo	Phoenix, AZ	May-06	266	3.5	4.6%			20% Ownership interest
CV at Haverhill	San Antonio, TX	Oct-06	322	25.8	5.8%
Alabama properties (3 properties)	(11)	Dec-06	2,284	151.7	6.6%	(11)
DRA Southwest (15 properties)	(12)	Dec-06	3,957	108.0	5.0%			23% Ownership interest

Office
DRA/Colonial Office JV (3 properties)	(9)	Apr/Jun-06	534.8	11.2	7.8%	(9)		15% Ownership interest
Colonial Center Mansell Overlook	Atlanta, GA	Jun-06	876.8	140.6	7.1%	(8)
DRA/Colonial Office JV (2 properties)	(10)	Jul/Sep-06	1,364.0	23.6	6.3%	(10)		15% Ownership interest
Colonial Bank Centre	Miami, FL	Sep-06	235.5	62.4	5.2%
Interstate Park	Montgomery, AL	Nov-06	227.0	22.7	8.5%
DRA/Colonial Office JV (1 property)	Dallas, TX	Dec-06	152.2	2.9	7.6%	(13)		15% Ownership interest
Colonial Center Heathrow 500	Orlando, FL	Dec-06	76.0	13.7	7.0%

Retail
CP Boulevard Square	Pembroke Pines, FL	Mar-06	220.7	42.5	7.6%	(6)
CP Deerfield	Deerfield Beach, FL	Mar-06	378.7	49.6	7.6%	(6)
CS College Parkway	Fort Myers, FL	Mar-06	78.9	15.2	7.6%	(6)
CS Pines Plaza	Pembroke Pines, FL	Mar-06	68.2	14.6	7.6%	(6)
CP Tutwiler Farm (2 properties)	Birmingham, AL	Dec-06	590.1	90.0	7.0%	(14)

	Total			$963.0

Notes on following page.

4Q06	- 11 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Current Investment Activity
($ in MMs)

Notes:

(1)	First year investment includes the first year capital expenditures and closing costs which are included for purposes of underwriting the acquisition.

(2)	Projected GAAP property NOI divided by the projected first year investment price.

(3)	Represents market cap rate which includes industry standard management fees and capital reserves.

(4)	These properties were part of a larger and ongoing transaction that was announced in April 2005.

(5)	The cap rate presented is a blended cap rate for the total transaction comprised of 32 properties. The six properties sold in January of 2006 had a weighted average cap rate of 6.2% and the four properties sold in March of 2006 had a weighted average cap rate of 6.9%.

(6)	These dispositions are part of a single transaction that occurred on March 10, 2006. The Company retained a 10% interest in these properties through November 2006, and then disposed of its entire interest on December 1, 2006.

(7)	The CMS properties include CG at Barrington, Macon GA; CV at Hillwood, Montgomery, AL; CG at Inverness Lakes, Mobile, AL; and CV at Stockbridge, Atlanta, GA.

(8)	This disposition consisted of four mid-rise buildings, five low-rise buildings, two retail strip centers, and land available for development. The Company retained a 15% interest in the mid-rise buildings, retail strip centers, and development land.

(9)	The DRA/Colonial Office JV properties include 6600 Campus Circle, Dallas, TX; Paragon Place, Richmond, VA; and Gwinnett Center, Atlanta, GA. The weighted average cap rate for these sales was 7.8%.

(10)	The DRA/Colonial Office JV properties include Vanguard Center, Charlotte, NC and Tallahassee Center, Tallahassee, FL. The weighted average cap rate for these sales was 6.3%.

(11)	The Alabama properties include CG at Galleria, Birmingham, AL; CG at Riverchase, Birmingham, AL; and CV at Research Park, Huntsville, AL. The weighted average cap rate for these sales was 6.6%.

(12)	This dispostion included 15 properties which were part of a single transaction — Arabian Trails, Fairway Crossing, La Entrada, and Posada del Este located in Phoenix, AZ; Casas Lindas, Colonial del Rio, Hacienda del Rio, Pinnacle Heights, and Springhill located in Tuscon; Desert Lakes, Pinnacle Flamingo West, and Talavera located in Las Vegas, NV; and Pinnacle Estates, Pinnacle High Desert, and Pinnacle High Resort located in Albuquerque, NM.

(13)	The DRA/Colonial Office JV property sold was Tollway Crossing in Dallas, TX.

(14)	This disposition included two properties — Colonial Pinnacle at Tutwiler Farm and Colonial Promenade at Tutwiler Farm.

4Q06	- 12 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Taxable REIT Subsidiary Activities
($ in MMs)

	(Dollars in thousands)
	4Q06	4Q05	FYE ’06	FYE ’05
Revenue
Construction revenues	$3,677	—	$30,470	$—
Management fees	3,314	2,414	11,667	5,826
Leasing fees	997	365	5,641	1,751
Development fees	338	299	1,746	1,136
Rental income	488	614	2,546	2,022
Other	284	673	1,932	1,624

	9,098	4,365	54,002	12,359

Expenses
Construction expenses	(3,732)	—	(29,412)	—
Operating expenses	(5,105)	(2,140)	(19,250)	(7,357)

	(8,837)	(2,140)	(48,662)	(7,357)

NOI	261	2,225	5,340	5,002

Gains on condominium conversion and for-sale residential sales, net of minority interest and income taxes (1)	4,402	2,042	16,637	4,441
Gains on land sales, net of income taxes	2,110	635	3,357	2,097
Interest income	(64)	1,082	3,149	2,327
Interest expense	(736)	(1,934)	(7,198)	(3,456)
Impairment, net of income taxes	(960)	—	(960)	—
Depreciation and amortization	(259)	(128)	(1,135)	(428)
Other	281	(839)	608	(1,081)

	4,774	858	14,458	3,900

Net Income	$5,035	$3,083	$19,798	$8,902

CONDOMINIUM CONVERSION AND FOR-SALE RESIDENTIAL SALES
For the three months ended December 31, 2006, continuing operations and discontinued operations include gains on condominium conversion and for-sale residential sales (before minority interest and income taxes) of $4.3 million and $4.8 million, respectively. For the twelve months ended December 31, 2006, continuing operations and discontinued operations include gains on condominium sales (before minority interest and income taxes) of $6.7 million and $24.3 million, respectively. Gains on condominium conversion sales (before minority interest and income taxes) are in continuing operations for the three and twelve months ended December 31, 2005. A summary of revenues and costs of condominium activities for the three and twelve months ended December 31, 2006 and 2005 was as follows:

	4Q06	4Q05	FYE ’06	FYE ’05
Condominium conversion revenues, net	$20,203	$38,042	$117,732	$79,322
Condominium conversion costs	(15,636)	(32,051)	(92,133)	(65,976)

Gains on condominium conversion sales, before minority interest and income taxes	4,567	5,991	25,599	13,346

For-sale residential revenues, net	8,672	—	12,513	—
For-sale residential costs	(6,724)	—	(9,683)	—

Gains on for-sale residential sales, before minority interest and income taxes	1,948	—	2,830	—

Minority interest	258	(2,361)	(1,967)	(5,245)
Provision for income taxes	(2,371)	(1,588)	(9,825)	(3,660)

Gains on condominium conversion and for-sale residential sales, net of minority interest and income taxes (1)	$4,402	$2,042	$16,637	$4,441

($ in 000s)	4Q06	4Q05	FYE ’06	FYE ’05
Condominium Conversion Projects Status
Units Closed in prior periods	829	172	328	—
Units Closed in current period	106	156	607	328
Contracted (2)	163	26	163	26
Available Units	352	305	352	305

Total Units	1,450	659	1,450	659

For-Sale Residential Projects Status
Units Closed in prior periods	23	—	—	—
Units Closed in current period	31	—	54	—
Contracted (2)	248	—	248	—
Available Units / Lots	947	—	947	—

Total Units	1,249	—	1,249	—

FFO from Gain on Sale (1)(3)	$4,402	$2,042	$16,637	$4,441

Notes:

(1)	The Company recognizes incremental gains on condominium sales in FFO, net of provision for income taxes, to the extent that net sales proceeds, less costs of sales, from the sale of condominium units exceeds the greater of their fair value or net book value as of the date the property is acquired by the Company’s taxable REIT subsidiary.

(2)	Units under contract are stated as of the end of the quarter. There can be no assurance that condominium units under contract will close.

(3)	FFO from gains has been reduced by the impact of taxes and minority interest allocations.

4Q06	- 13 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Taxable REIT Subsidiary Activities
($ in MMs)
Condominium Conversions

					Units Closed /
					Under Contract
Project (2)	Location	Units	Average Price	Projected Sell Out	(1)
Mira Vista at James Island	Charleston, SC	230	$201,000	Sold Out	230 / 0
Portofino at Jensen Beach	Jensen Beach, FL	384	220,000	4Q 2007	257 / 4
Murano at Delray Beach	Delray Beach, FL	275	269,000	4Q 2007	173 / 2
Azur at Metrowest	Orlando, FL	311	173,000	4Q 2007	200 / 56
Capri at Hunter’s Creek	Orlando, FL	250	208,000	1Q 2008	75 / 101
Residential For-Sale Development

					Units Closed /
					Under Contract
Project (2)	Location	Units	Average Price	Projected Sell Out	(1)
Regatta at James Island	Charleston, SC	212	$181,000	4Q 2007	44 / 46
Grander	Gulf Shores, AL	30	745,000	Sold Out	5 / 25
Cypress Villiage (townhomes)	Gulf Shores, AL	96	450,000	4Q 2007	0 / 76
Cypress Villiage (lots)	Gulf Shores, AL	108	200,000	4Q 2008	5 / 0
Spanish Oaks (lots)	Mobile, AL	200	55,000	4Q 2008	0 / 42
Southgate on Fairview	Charlotte, NC	47	350,000	2Q 2008	0 / 6
The Renwick	Charlotte, NC	85	400,000	2Q 2008	N/A
Colonial Traditions at Gulf Shores (lots)	Gulf Shores, AL	371	68,000	4Q 2009	N/A
Metropolitan Midtown	Charlotte, NC	100	500,000	2Q 2008	0 / 66

Notes:

(1)	Units under contract are stated as of the end of the quarter. There can be no assurance that condominium units under contract will close.

(2)	In addition to the above projects, the Company has investments in two unconsolidated joint ventures. Regents Park is a for-sale residential development property that will consist of 23 townhomes. As of December 31, 2006, there were nine townhomes under contract. The average price per townhome is expected to be approximately $2.0 million. Heritage at Deerwood is a condominium conversion property, which consists of 210 units. As of December 31, 2006, 68 units have been sold and four units were under contract. See Unconsolidated Partnerships Summary on page 15.
The Company’s expansion into the condominium and for-sale residential markets exposes the Company to new risks and challenges, which if they materialize, could have an adverse impact on the Company’s business, results of operations and financial condition. There can be no assurances of the amount, margin or velocity of future condominium and for-sale residential sales and closings.

4Q06	- 14 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Additional Corporate Data
($ in 000s)
UNCONSOLIDATED PARTNERSHIPS SUMMARY

				Units /	CLP
Property	Location		Property Type	SF-000s	% Own	Sec’d Debt	Equity Invest
CMS Joint Venture I
Colonial Grand at Mountain Brook	Birmingham	AL	Multifamily	392	15%	$2,955	$498

CMS Joint Venture II - 2 Properties
Colonial Village at Inverness Lakes	Mobile	AL	Multifamily	186	5%
Colonial Village at Rocky Ridge	Birmingham	AL	Multifamily	226	15%

				412		2,311	(252)

CMS Joint Venture III - 2 Properties
Colonial Grand at Bayshore	Bradenton	FL	Multifamily	376	25%
Colonial Village at Palma Sola	Bradenton	FL	Multifamily	340	25%

				716		10,603	1,072

CMS Joint Venture IV - 2 Properties
Colonial Village at Hendersonville	Nashville	TN	Multifamily	364	25%
Colonial Grand at Brentwood	Nashville	TN	Multifamily	254	25%

				618		8,389	1,234

DRA
Colony Woods	Birmingham	AL	Multifamily	414	10%
Meadows of Brook Highland	Birmingham	AL	Multifamily	400	10%
Madison at Shoal Run	Birmingham	AL	Multifamily	276	10%

				1,090		4,155	2,311

DRA
The Grove at Riverchase	Birmingham	AL	Multifamily	345	20%	3,850	1,552
Cunningham	Austin	TX	Multifamily	280	20%	2,800	1,053

				625		6,650	2,605

Other
DRA — Southwest (1)				—	23%	—	495
Colonial Grand at Research Park	Durham	NC	Multifamily	370	20%	4,724	1,247
Colonial Grand at Huntcliff Village	Atlanta	GA	Multifamily	358	20%	5,200	2,327
Colonial Grand at Canyon Creek (Development)	Austin	TX	Multifamily	336	25%	5,497	1,416
Regents Park (Development)	Atlanta	GA	Multifamily	23	40%	6,156	6,231
Colonial Village at Matthews	Charlotte	NC	Multifamily	270	25%	3,675	1,059
Merritt at Godley Station	Pooler	GA	Multifamily	220	35%	6,701	3,169
Belterra	Fort Worth	TX	Multifamily	288	10%	2,000	944
Arbors at Windsor Lake	Columbia	SC	Multifamily	228	10%	893	614
Stone Ridge	Columbia	SC	Multifamily	191	10%	500	492
Park Crossing	Fairfield	CA	Multifamily	200	10%	2,588	1,000
Heritage at Deerwood	Jacksonville	FL	Multifamily	210	47%	7,803	4,765

				2,694		45,735	23,759

Total Multifamily				6,547		$80,798	$31,227

Land Title Building	Birmingham	AL	Office	32	33%	413	50
Colonial Center Mansell JV	Atlanta	GA	Office	688	15%	13,904	2,513
DRA/Colonial Office JV (2)			Office	9,675	15%	174,592	38,069

Total Office				10,395		188,908	40,632

4Q06	- 15 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Additional Corporate Data
($ in 000s)
UNCONSOLIDATED PARTNERSHIPS SUMMARY — CONTINUED

				Units /	CLP
Property	Location		Property Type	SF-000s	% Own	Sec’d Debt	Equity Invest
GPT
Colonial Mall Bel Air	Mobile	AL	Retail	1,334	10%
Colonial Mall Glynn Place	Greenville	NC	Retail	504	10%
Colonial Mall Greenville	Brunswick	GA	Retail	451	10%
Colonial Mall Myrtle Beach	Valdosta	GA	Retail	524	10%
Colonial Mall Valdosta	Mrytle Beach	SC	Retail	423	10%
Colonial University Village	Auburn	AL	Retail	527	10%

				3,763		32,323	(3,068	)(3)

Other
Parkway City Mall	Huntsville	AL	Retail	636	45%	26,415	11,012
Colonial Promenade Madison	Huntsville	AL	Retail	111	25%	—	2,308
Colonial Promenade Hoover	Birmingham	AL	Retail	381	10%	1,690	70
Colonial Promenade Smyrna (Development)	Smyrna	TN	Retail	—	50%	4,577	2,393
Pinnacle at Turkey Creek	Knoxville	TN	Retail	477	50%	32,500	7,178

				1,604		65,181	22,961

Total Retail (4)				5,367		97,504	19,893

Other Unconsolidated Investments						—	1,140

Total Investments in Unconsolidated Subsidiaries						$367,210	$92,892

(1)	The DRA-Southwest JV, comprised of fifteen multifamily properties totaling 3,957 units, sold the properties held in the joint venture on December 21, 2006. (See Significant Property Dispositions on page 11.)

(2)	Colonial acquired an interest in approximately 26 properties located in Ft. Lauderdale, Jacksonville, Orlando, St. Petersburg and Tallahassee, Florida; Atlanta, Georgia; Rockville, Maryland; Charlotte, North Carolina; Memphis, Tennessee; and Dallas and Houston, Texas. To date, the Joint Venture has sold six properties.

(3)	Amount includes the value of Colonial’s investment in the Joint Venture of approximately $8.0 million, offset by the excess basis difference on the transaction of approximately $10.3 million, which will be amortized over the weighted average life of the investment.

(4)	Colonial sold its interest in the South Florida JV on December 1, 2006. This joint venture included four retail properties comprising 0.7 million square feet.

4Q06	- 16 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)
SUPPLEMENTAL DATA

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	FYE ’06
Consolidated
3-Party Mgt & Leasing Fee Revenue
Multifamily Division	$979	$994	$840	$879	$3,692	$1,804	$1,147	$1,222	$966	$5,139
Office Division	2,060	1,862	1,897	3,135	8,954	1,841	2,226	1,523	2,195	7,785
Retail Division	241	1,095	635	985	2,956	1,472	1,633	2,111	1,282	6,498

Totals	3,280	3,951	3,372	4,999	15,602	5,117	5,006	4,856	4,443	19,422

Straight Line Rents
Multifamily Division	68	694	607	248	1,617	(130)	(145)	(42)	553	236
Office Division	1,317	1,451	1,517	1,826	6,111	1,809	1,508	1,104	1,237	5,658
Retail Division	398	301	464	521	1,684	360	288	(5)	187	830

Totals	1,783	2,446	2,588	2,595	9,412	2,039	1,651	1,057	1,977	6,724

Percentage Rents	904	485	689	2,230	4,308	414	322	460	827	2,023
Lease Terminations	67	1,029	754	352	2,202	30	1,051	372	1,556	3,009
Interest Expense	24,878	36,022	35,443	36,150	132,493	32,407	31,341	31,937	32,092	127,777
Interest Income	215	780	1,695	1,774	4,464	1,539	2,412	1,932	1,904	7,787
Capitalized Interest	1,652	2,131	3,315	2,448	9,546	2,894	3,796	4,714	5,659	17,063
Debt — Principal Amortization	1,435	1,948	2,125	2,183	7,691	1,644	1,467	1,456	1,483	6,050
Preferred Dividend Payments	5,508	8,044	8,044	8,044	29,640	7,911	7,518	6,363	6,361	28,153
Preferred Share Issuance Costs	—	—	—	—	—	159	1,924	45	—	2,128
Amort of Deferred Finan’g Costs	1,141	1,380	1,576	1,462	5,559	1,529	1,422	1,430	2,204	6,585
Amort of Stock Compensation	259	517	614	479	1,869	509	1,220	1,390	1,443	4,562

Unconsolidated *(1)
Straight Line Rents	47	10	36	932	1,025	1,073	979	622	490	3,164
Interest Expense	1,587	1,596	1,719	5,299	10,201	5,631	5,965	6,318	6,103	24,017
Debt — Principal Reductions	222	160	122	141	645	180	154	129	166	629
Amort of Deferred Finan’g Costs	10	12	28	176	226	237	249	144	430	1,060

Notes:

(1)	The unconsolidated revenue and expense data are comprised of the Company’s percentage of the applicable line item, which is calculated in accordance with GAAP, for its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in measuring the Company’s rights to cash flows and debt obligations related to the Company’s unconsolidated partnerships and joint ventures. The Company manages or leases each of its unconsolidated assets. Incorporating unconsolidated data also provides investors with management’s view of evaluating current operating performance and trends.
INVESTMENT ACTIVITY

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	FYE ’06
Acquisition of Properties
Multifamily	—	—	70,940	111,200	182,140	5,355	141,920	160,020	46,700	353,995
Office	59,873	155,530	141,868	—	357,271	8,300	—	—	—	8,300
Retail	60,300	—	—	—	60,300	—	—	—	—	—
For Sale / Projects	—	61,500	61,436	—	122,936	—	—	—	—	—

Acquisitions	120,173	217,030	274,244	111,200	722,647	13,655	141,920	160,020	46,700	362,295
Other Assets & Debt Assumed	(830)	(1,162)	(3,498)	(141)	(5,631)	—	—	—	—	—
Less: Unconsolidated Assets	—	—	(62,668)	—	(62,668)	(5,355)	—	(2,700)	(3,350)	(11,405)

Acq, net — Consolidated
Assets	119,343	215,868	208,078	111,059	654,348	8,300	141,920	157,320	43,350	350,890

Development Expenditures
Multifamily	14,160	17,663	18,141	27,861	77,825	20,488	28,455	15,290	27,523	91,756
Office	1,577	2,673	7,725	11,149	23,124	4,849	6,259	16,121	18,089	45,318
Retail	13,983	24,383	34,064	12,484	84,914	9,661	40,272	18,049	59,751	127,733
Other (mixed-use, infrastruct)	5,160	662	21,489	15,660	42,971	37,071	44,800	31,017	31,169	144,057

Total, incl subs	34,880	45,381	81,419	67,154	228,834	72,069	119,786	80,477	136,532	408,864
Less: Infrastructure
Reimbursement from City/Cty	—	(675)	(838)	—	(1,513)	—	(238)	(327)	(8,043)	(8,608)
Less: Unconsolidated /Other (1)	(4,009)	(3,755)	(7,451)	(5,561)	(20,776)	(6,770)	(10,161)	(3,321)	(10,582)	(30,834)

Development, Consol. Assets	30,871	40,951	73,130	61,593	206,545	65,299	109,387	76,829	117,907	369,422

(1) Includes items reclassified to other cash flow investing activities

Proceeds from Sales of Properties, Net of Selling Costs
Multifamily	151,819	122,910	—	112,987	387,716	166,858	18,247	—	285,530	470,635
Office	7,891	—	—	—	7,891	—	151,797	86,008	39,208	277,013
Retail	58,847	33,500	167,153	325,800	585,300	114,574	—	—	97,334	211,908
For Sale / Projects	—	—	41,280	38,042	79,322	29,604	45,290	26,475	28,875	130,244
Land and other	4,425	4,847	6,839	9,337	25,448	—	9,962	3,442	13,076	26,480

Total, incl subs	222,982	161,257	215,272	486,166	1,085,677	311,036	225,296	115,925	464,023	1,116,280
Selling Costs	(1,524)	(3,554)	(1,575)	(3,391)	(10,044)	(4,633)	(5,787)	(4,204)	(7,396)	(22,020)
Outparcels/Land	(112)	93	(3,060)	(3,919)	(6,998)	—	(9,962)	(3,442)	(13,076)	(26,480)
Less: Unconsolidated — net	(14,940)	—	—	—	(14,940)	(1,869)	(11,233)	(23,626)	(118,223)	(154,951)

Sales, Net — Consolidated
Assets	206,406	157,796	210,637	478,856	1,053,695	304,534	198,314	84,653	325,328	912,829

The unconsolidated data regarding investment activity, capital expenditures, tenant improvements and leasing commissions set forth herein are calculated in accordance with GAAP, for all of its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in evaluating the total cash investing activities of the Company. Typically, the percent of investment activities for its unconsolidated assets must be funded out of current Company cash flows, and therefore, management uses the combined data to make financing and capital decisions.

4Q06	- 17 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Debt Summary
($ in 000s)
QUARTERLY DEBT SUMMARY

	CONSOLIDATED DEBT				WITH UNCONSOLIDATED SUBSID. DEBT
	Debt	%	Avg Int	Wtd Mat’y	Debt *(1)%		Avg Int	Wtd Mat’y
Unsecured/Secured
Unsecured Line of Credit	$185,000	8%	5.8%	1.2	$185,000	7%	5.8%	1.2
Unsecured Other	1,714,708	72%	5.9%	6.2	1,714,708	62%	5.9%	6.2
Secured	498,198	20%	6.9%	4.5	865,408	31%	6.6%	4.5

Total Debt	$2,397,906	100%	6.1%	5.5	$2,765,116	100%	6.1%	5.3

Fixed/Floating
Fixed Rate Debt	$2,267,931	95%	6.2%	5.6	$2,500,671	90%	6.1%	5.6
Floating Rate Debt — Capped	10,066	0%	6.0%	3.5	67,788	2%	7.0%	1.2
Floating Rate Debt	119,909	5%	5.7%	4.1	196,657	7%	6.3%	3.0

Total Debt	$2,397,906	100%	6.1%	5.5	$2,765,116	100%	6.1%	5.3

Tax-Exempt Debt	$9,900	0%	4.3%	17.7	$10,800	2%	4.3%	18.0
PRINCIPAL DEBT AMORTIZATION SCHEDULE
($ in MMs)
Amortization Schedule excludes the Revolving Line of Credit — due Mar-08

Weighted Average Interest
Rate on Maturing Debt
(excluding line of credit)
2007	7.15%
2008	6.47%
2009	7.27%
2010	5.43%
2011	6.40%
2012	6.78%
2013	6.07%
2014	6.17%
Thereafter	5.74%

Total	6.15%

LINE OF CREDIT

	12/31/05	09/30/06	12/31/06	Interest Rate	Due
Floating	$110,228	$17,130	$—	6.12%	03/22/08
Competitive Bid Option — Floating	—	140,000	$85,000	5.83%	03/22/08
Term loan	100,000	100,000	$100,000	5.47%	03/22/08

Total Outstanding on LOC	$210,228	$257,130	$185,000	5.64%

Notes:
•	The $600MM LOC has a $250MM Competitive Bid Option.

•	22 Banks participate in the LOC, co-led by Wachovia and Bank of America.

•	The Facility is priced based on the Company’s Senior Unsecured Debt Rating.

•	At BBB-/Baa3: the interest rate is LIBOR + 80 bps, and the facility fee is 20 bps.

•	In addition to the $600MM LOC, Wachovia has provided a $40MM Cash Management Line.

•	3-Year facility through March 2008; with one 1-year extension

4Q06	- 18 -	NYSE: CLP

COLONAL PROPERTIES TRUST
Debt Summary
($ in 000s)
PUBLIC RATINGS

Rating
			Senior Unsecured	Preferred
Fitch Ratings	Peter Siciliano	212-908-0646	BBB-	BB+
Moody’s Investor Services	Karen Nickerson	212-553-4924	Baa3	Ba1
Standard & Poor’s	Lisa Wright	212-438-3121	BBB-	BB+
COVERAGE RATIOS

	4Q05	FYE ’05	4Q06	FYE ’06
SEC Coverage Ratios (SEC Reg. S-K, Item 503)
Earnings to Fixed Charges *(1)	0.9	0.7	0.9	0.9
Earnings to Fixed Charges &
Preferred Share Distributions *(1)	0.8	0.6	0.8	0.8

Supplemental Coverage Ratios
Interest Coverage *(2)	2.6	2.5	3.2	2.7
Fixed Charge Coverage *(3)	2.0	2.0	2.7	2.2
Fixed Charge w/ Cap Int *(4)	2.0	1.9	2.4	2.0
See page 41 for a Reconciliation of SEC Coverage Ratios and a Reconciliation of Supplemental Coverage Ratios.
Coverage ratios as calculated by the Company may not be comparable to similarly titled measures used by other companies. Investors are cautioned that these measures should not be taken alone to determine a Company’s financial status.

Notes:

(1)	The deficiency of the ratio of earnings to fixed charges for the periods presented above is primarily due to the classification of operations for assets held for sale and sold as discontinued operations.

(2)	EBITDA/Interest Expense, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

(3)	EBITDA/Interest Exp + Pfd Dividends+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, Management uses this ratio to make balance sheet management decisions.

(4)	EBITDA/Interest Exp+Capitalized Interest+Pfd Div+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.
FINANCIAL DEBT COVENANTS

	As of
	December 31, 2006
Consolidated Debt to Total Assets cannot exceed 60%	53.9%
Secured Debt to Total Assets cannot exceed 40%	16.6%
Total Unencumbered Assets to Unsecured Debt must be at least 150%	187.3%
Consolidated Income Available for Debt Service Charges must be at least 1.50/1	2.6	x
TOTAL MARKET CAPITALIZATION

	1Q05	2Q05	3Q05	4Q05	1Q06	2Q06	3Q06	4Q06
Consolidated Debt	$1,930,958	$2,848,313	$2,825,046	$2,494,350	$2,299,927	$2,429,424	$2,545,097	$2,397,906
Unconsolidated Debt	106,871	113,866	334,072	384,347	399,366	396,695	416,048	367,210

Total Debt	2,037,829	2,962,179	3,159,118	2,878,697	2,699,293	2,826,119	2,961,145	2,765,116
Preferred Stock
7.25% Series B (Units)	100,000	100,000	100,000	100,000	100,000	100,000	100,000	100,000
9.25% Series C	50,000	50,000	50,000	50,000	50,000	—	—	—
8.125% Series D	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000
7.62% Series E	—	133,159	133,159	133,159	105,503	104,761	104,761	104,761

Total Preferred Stock	275,000	408,159	408,159	408,159	380,503	329,761	329,761	329,761
Series B was repriced in 1Q04 from 8.875%
Market Equity (Shares & Units)	1,471,218	2,223,320	2,463,302	2,339,503	2,807,330	2,790,823	2,706,524	2,659,221

Total Market Capitalization	3,784,047	5,593,658	6,030,579	5,626,359	5,887,126	5,946,703	5,997,430	5,754,098

Debt / Total Market Cap’n	54%	53%	52%	51%	46%	48%	49%	48%
TOTAL MARKET CAPITALIZATION (W/ SUB): 5-YEAR
TOTAL MARKET CAPITALIZATION (W/ SUB): CURRENT QTR

4Q06	- 19 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Equity Issues
Common & Preferred

COMMON SHARES	CUSIP: 195872-10-6

	NYSE	Year-to-Date Ending
	Symbol	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05	12/31/06
Common Shares	CLP	$31.15	$33.94	$39.60	$39.27	$41.98	$46.88
Annual Growth		19.5%	9.0%	16.7%	-0.8%	6.9%	11.7%

Dividend per Share		$2.52	$2.64	$2.66	$2.68	$2.70	$2.72
Annual Growth		5.0%	4.8%	0.8%	0.8%	0.7%	0.7%

Yield on End of Period Price		8.1%	7.8%	6.7%	6.8%	6.4%	5.8%

Total Annual Return		29.2%	17.4%	24.5%	5.9%	13.8%	18.2%

PREFERRED UNITS 8.875% SERIES B	Issued By CRLP (Partnership)
Privately Placed Perpetual Preferred Issue — Not Traded
Repriced & Extended in February 2004 — (old rate of 8.875%, Redeemable 2/23/04)

Issue Date	2/23/1999	# of Shares Issued	2,000,000
- Issue Price	$50.00	Total $ Issue	$100 MM
Redeemable	8/24/2009	Dividend $/Share	$3.6250
- Redeem Price	$50.00	Yield on Face Value	7.250%

PREFERRED SHARES 9.25% SERIES C — REDEEMED	CUSIP: 195872-30-4

Issue Date	6/19/2001	# of Shares Issued	2,000,000
- Issue Price	$25.00	Total $ Issued	$50 MM
Redeemable	6/19/2006	Dividend $/Share	$2.3125
- Redeem Price	$25.00	Yield on Face Value	9.25%
Redeemed	6/30/2006

DEP SHARES CUSIP: 195872-40-3
PREFERRED SHARES 8.125% SERIES D (DEPOSITARY SHARES)	PFD SH REP’D BY DEP SHARES CUSIP: 195872- 50-2

Issue Date	4/30/2003	# of Shares Issued	5,000,000
- Issue Price	$25.00	Total $ Issued	$125 MM
Redeemable	4/30/2008	Dividend $/Share	$2.0313
- Redeem Price	$25.00	Yield on Face Value	8.125%

DEP SHARES CUSIP: 195872-70-0
PREFERRED SHARES 7.62% SERIES E (DEPOSITARY SHARES)	PFD SH REP’D BY DEP SHARES CUSIP: 195872-60-1

Issue Date	4/1/2005	# of Shares Issued	5,326,349
- Issue Price	$25.00	Total $ Issued	$133.2 MM
Redeemable	Anytime	# of Shares Outstanding	4,190,414
- Redeem Price	$25.00	Total $ Outstanding	$104.8 MM
		Dividend $/Share	$1.9050
		Yield on Face Value	7.620%

4Q06	- 20 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Multifamily
MULTIFAMILY DIVISIONAL NOI (1)

($ in 000s)	1Q05 (4)	2Q05	3Q05	4Q05	FYE '05	1Q06	2Q06	3Q06	4Q06	FYE '06
Same-Property Portfolio (2)
Divisional Revenues	$53,370	$54,261	$55,158	$55,848	$218,637	$55,322	$56,850	$56,806	$57,848	$226,826
Divisional Expenses	22,075	20,628	21,746	21,466	85,915	21,568	21,639	22,761	21,571	87,539

Divisional NOI	$31,295	$33,633	$33,412	$34,382	$132,722	$33,754	$35,211	$34,045	$36,277	$139,287

Divisional NOI Margin	58.6%	62.0%	60.6%	61.6%	60.7%	61.0%	61.9%	59.9%	62.7%	61.4%

NOI Growth (3)	0.0%	5.9%	6.2%	8.7%	5.2%	7.9%	4.7%	1.9%	5.5%	5.0%
NOI Growth — Sequential	-1.6%	7.6%	-2.0%	4.7%		-1.8%	4.3%	-3.3%	6.6%

Total Division Portfolio
Divisional Revenues	$38,266	$80,255	$80,919	$80,304	$279,744	$77,969	$77,430	$81,089	$84,031	$320,519
Divisional Expenses	15,216	32,370	33,519	31,666	112,771	31,263	30,816	34,109	33,493	129,681

Divisional NOI	$23,050	$47,885	$47,400	$48,638	$166,973	$46,706	$46,614	$46,980	$50,538	$190,838

Divisional NOI Margin	60.2%	59.7%	58.6%	60.6%	59.7%	59.9%	60.2%	57.9%	60.1%	59.5%

NOI Growth	42.5%	170.2%	149.4%	117.3%	121.8%	102.6%	-2.7%	-0.9%	3.9%	14.3%

Notes:

(1)	For more information regarding Multifamily Divisional Revenue, Expenses and NOI refer to Segment Data Summary on page 7.

(2)	The 2005 same-property data reflects results of the 2006 same-property portfolio, as adjusted for dispositions during year.

(3)	The 2005 same-property growth reflects performance of the 2006 same-property portfolio, which does not include any unconsolidated assets.

(4)	The 2005 same-property data includes Cornerstone properties that were not owned by the Company during 1Q05.
SUMMARY BY MARKET (1)

	Total Multifamily Division			Same-Property
						Increase/(Decrease) from Prior Year Period
	# of	% of	% of	# of Wtd	% of	Current Quarter			Year-to-Date
	Units	Units	NOI	Units	Units	Rev	Exp	NOI	Rev	Exp	NOI
Atlanta GA	4,065	12.2%	13.5%	2,237	8.9%	2.4%	9.7%	-1.7%	3.0%	5.8%	1.3%
Austin TX	1,966	5.9%	4.6%	994	4.0%	10.4%	28.3%	-3.4%	6.9%	7.6%	6.2%
Birmingham AL	1,533	4.6%	4.1%	1,262	5.0%	-2.6%	13.7%	-10.2%	0.8%	1.1%	0.6%
Charleston SC	1,578	4.7%	4.1%	1,314	5.3%	-1.3%	13.7%	-7.9%	2.6%	7.2%	0.0%
Charlotte NC	4,093	12.3%	10.7%	2,975	11.9%	9.0%	-0.3%	16.2%	5.5%	0.9%	8.9%
Dallas TX	2,710	8.1%	6.5%	2,284	9.1%	3.5%	-2.9%	9.7%	2.0%	-2.3%	6.4%
Fort Worth TX	2,599	7.8%	6.4%	1,248	5.0%	5.4%	-11.3%	26.6%	2.2%	-3.7%	8.4%
Orlando FL	2,252	6.8%	10.1%	1,792	7.2%	9.9%	8.3%	10.6%	10.9%	8.2%	12.3%
Raleigh NC	2,492	7.5%	6.9%	2,208	8.8%	3.9%	-0.1%	6.6%	2.0%	0.8%	2.7%
Richmond VA	1,954	5.9%	6.5%	1,954	7.8%	0.6%	-7.5%	5.3%	0.0%	-3.6%	2.1%
Other	8,060	24.2%	26.5%	6,730	26.9%	1.7%	-6.7%	6.5%	3.7%	1.9%	4.8%

Total	33,302	100.0%	100.0%	24,998	100.0%	3.6%	0.5%	5.5%	3.7%	1.9%	5.0%

Notes:

(1)	For more information regarding Multifamily Divisional Revenue, Expenses and NOI refer to Segment Data Summary on page 7.

4Q06	- 21 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Multifamily
OPERATIONAL STATISTICS

	1Q05	2Q05(3)	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	FYE ’06
End of Month Scheduled Base Rent per Unit Per Month (See Reconciliation Below)
Same-Property *(1)	$816	$812	$814	$818		$825	$830	$831	$834
change	1.6%	-2.8%	-3.7%	-3.1%		1.1%	2.2%	2.1%	2.1%

End of Month Scheduled Base Rent per SF per Month
Same-Property *(1)	$0.85	$0.85	$0.85	$0.85		$0.86	$0.87	$0.87	$0.87
change	2.2%	10.8%	9.3%	9.3%		1.1%	2.2%	2.1%	2.1%
Total Division *(2)	$0.78	$0.84	$0.85	$0.85		$0.85	$0.86	$0.89	$0.88
change	4.8%	10.4%	11.8%	9.0%		9.6%	2.5%	4.7%	3.4%
Tot Div-Consol Assets Only *(2)	$0.77	$0.83	$0.83	$0.84		$0.85	$0.85	$0.89	$0.88
change	4.4%	8.7%	12.2%	7.7%		10.0%	2.9%	7.2%	4.8%
See page 42 for a reconciliation of Scheduled Base Rent per Unit Per Month.
The Company believes Scheduled Base Rent is useful to investors as a measure of indicated monthly market rents and the maximum potential revenue per unit that is currently achievable. Unconsolidated assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:
(1)	The 2005 same-property data reflects results of the 2006 same-property portfolio, as adjusted for dispositions during year.

(2)	Total division statistics exclude properties in lease-up.

(3)	2Q05 through 4Q05 include Cornerstone operational statistics. All previous periods reflect only Colonial operational statistics.

	1Q05	2Q05(3)	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	FYE ’06
Apartment Homes

Units — Consolidated Assets	15,240	34,051	34,529	34,272	29,523	30,877	31,786	33,309	31,805	31,944

Unconsolidated Assets (at %)	1,597	1,783	1,924	1,891	1,799	1,977	1,937	1,966	1,073	1,738

Units in Lease-Up	428	1,448	1,651	659	1,047	1,470	512	678	422	771
1st Yr Acquisition Units — Consolidated	2,947	23,770	23,877	21,245	17,960	1,925	3,235	3,987	3,676	3,206

Capital Expenditures ($ in 000s) (1)
Regular Maintenance	$1,914	$2,238	$1,863	$2,648	$8,663	$1,819	$5,948	$5,602	$9,990	$23,359
Revenue-Enhancing	4	16	53	5	78	115	128	1,047	223	1,513
Admin — Division	118	343	181	—	642	348	135	146	72	701

Total w/o Acquisition-Related	2,036	2,597	2,097	2,653	9,383	2,282	6,211	6,795	10,285	25,573
Acquisition-Related (2)(4)	323	3,382	8,072	11,808	23,585	70	18	215	510	813

Total	2,359	5,979	10,169	14,461	32,968	2,352	6,229	7,010	10,795	26,386
Less: Unconsolidated Assets	(292)	(515)	(358)	(408)	(1,573)	(250)	(311)	(390)	(408)	(1,359)

Total — Consolidated Assets	$2,067	$5,464	$9,811	$14,053	$31,395	$2,102	$5,918	$6,620	$10,387	$25,027

Capital Expenditures per Unit (3)
Regular Maintenance	$142	$211	$171	$186	$703	$62	$198	$179	$343	$766
Revenue-Enhancing	—	2	5	0	6	4	4	33	8	50

Total w/o Acquisition-Related	142	212	175	186	710	66	203	213	350	816

Total — Consolidated Assets	$137	$197	$173	$182	$682	$61	$206	$213	$349	$818

Notes:
(1)	See page 43 for a reconciliation to the consolidated cash flow information.

(2)	Capital spent on recently acquired properties. First year capital has been included in the total investment for purposes of underwriting the acquisition.

(3)	Per unit data does not include units in lease-up, development properties or 1st year acquisition units.

(4)	All Cornerstone related capital expenditures are included in acquisition-related capital expenditures.

4Q06	- 22 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy Summary — Multifamily

		Total
Property	# of Locations	Units	SF (000s)	4Q05	1Q06	2Q06	3Q06	4Q06
			Occupancies Weighted for CLP% Owned
Consolidated	107	31,805	30,688.9	95.3%	96.2%	96.0%	96.1%	95.5%
Unconsolidated	17	5,396	5,472.1	93.3%	96.1%	96.2%	95.1%	94.8%

Subtotal — Current Portfolio	124	37,201	36,161.0	95.2%	96.2%	96.0%	96.1%	95.5%

Managed	7	1,903	2,030.7

Total Owned/Managed	131	39,104	38,191.8	95.2%	96.2%	96.0%	96.1%	95.5%

Sold	45	12,716	12,943.6	95.4%	96.6%	96.8%	97.0%

Occy Incl. Sold Assets	176	51,820	51,135.4	94.8%	96.2%	95.9%	96.2%	95.5%

By Property Type (Consolidated & Unconsolidated Assets)
Colonial Grands	49	15,634	16,739.4	96.2%	96.5%	96.3%	95.9%	95.3%
Colonial Villages	49	13,376	12,203.6	94.9%	96.4%	96.3%	96.5%	95.9%
Other	26	8,191	7,218.0	93.9%	95.4%	95.0%	95.4%	94.8%

Total Division**	124	37,201	36,161.0	95.2%	96.2%	96.1%	96.2%	95.5%

Same-Property Occupancy

Same-Property Portfolio *	87	24,998	23,984.9	95.4%	94.8%	96.1%	96.2%	95.5%

Economic Occupancy
Same-Property Portfolio *	87	24,998	23,984.9	82.1%	82.8%	82.7%	83.5%	84.6%

Consolidated Assets	107	31,805	30,688.9
Unconsolidated Assets	17	5,396	5,472.1
Total Division	124	37,201	36,161.0	82.2%	80.5%	80.1%	80.6%	80.0%

* Same-property portfolio is adjusted historically to reflect the current same-property portfolio.
**Lease-up or development properties are not included in occupancies for Subtotals or Summary Categories.
See page 45 for a complete listing of multifamily properties.

4Q06	- 23 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Multifamily
Exposure By Market — Most Recent Quarter

		CONSOLIDATED			UNCONSOLIDATED			SUBTOTAL			MANAGED		TOTAL
		#	Units	Occy	#	Units	Occy	#	Units	Occy	#	Units	#	Units
Birmingham	AL	3	1,262	94.8%	6	2,053	93.8%	9	3,315	94.2%	1	200	10	3,515
Huntsville	AL	2	836	95.6%				2	836	95.6%			2	836
Mobile	AL	2	401	96.3%				2	401	96.3%			2	401
Montgomery	AL	1	384	92.2%				1	384	94.3%			1	384

ALABAMA		8	2,883	94.9%	6	2,053	93.8%	14	4,936	94.4%	1	200	15	5,136

Phoenix	AZ	1	180	95.6%				1	180	95.6%	2	345	3	525

ARIZONA		1	180	95.6%				1	180	95.6%	2	345	3	525

Daytona Beach	FL										1	378	1	378
Orlando	FL	6	2,252	95.9%				6	2,252	95.9%	1	328	7	2,580
Sarasota	FL	1	288	96.9%	2	716	95.0%	3	1,004	95.5%			3	1,004
Tampa	FL	1	318	96.5%				1	318	96.5%			1	318

FLORIDA		8	2,858	96.1%	2	716	95.0%	10	3,574	95.9%	1	328	11	3,902

Athens	GA	1	204	94.1%				1	204	94.1%			1	204
Atlanta	GA	13	3,993	94.3%	1	358	96.9%	14	4,351	94.5%	1	300	15	4,651
Savannah	GA	4	837	97.3%	1	312	95.8%	5	1,149	96.9%			5	1,149

GEORGIA		18	5,034	94.8%	2	670	96.4%	20	5,704	95.0%	1	300	21	6,004

Baton Rouge	LA										1	352	1	352

LOUISIANA											1	352	1	352

Jackson	MS	2	498	95.6%				2	498	95.6%			2	498

MISSISSIPPI		2	498	95.6%				2	498	95.6%			2	498

Ashville	NC	1	166	99.4%				1	166	99.4%			1	166
Charlotte	NC	14	4,025	94.4%	1	270	91.5%	15	4,295	94.2%			15	4,295
Greensboro	NC	3	932	95.4%				3	932	95.4%			3	932
Raleigh	NC	9	2,418	96.1%	1	370	92.7%	10	2,788	95.7%			10	2,788
Wilmington	NC	1	390	96.4%				1	390	96.4%			1	390

NORTH CAROLINA		28	7,931	95.3%	2	640	92.2%	30	8,571	95.0%			30	8,571

Charleston	SC	6	1,578	96.5%				6	1,578	96.5%			6	1,578
Columbia	SC				2	419	93.3%	2	419	93.3%			2	419
Myrtle Beach	SC	1	288	91.7%				1	288	91.7%			1	288

SOUTH CAROLINA		7	1,866	95.7%	2	419	93.3%	9	2,285	96.0%			9	2,285

Memphis	TN	1	296	93.9%				1	296	93.9%			1	296
Nashville	TN	1	349	95.4%	2	618	96.0%	3	967	95.8%			3	967

TENNESSEE		2	645	94.7%	2	618	96.0%	4	1,263	95.3%			4	1,263

Austin	TX	5	1,488	96.6%	1	280	98.6%	6	1,768	96.9%			6	1,768
Dallas	TX	9	2,710	96.2%				9	2,710	96.2%			9	2,710
Fort Worth	TX	8	2,570	97.0%				8	2,570	97.0%			8	2,570

TEXAS		22	6,768	96.9%	1	280	98.6%	23	7,048	96.7%			23	7,048

Charlottesville	VA	1	425	92.7%				1	425	92.7%			1	425
Norfolk	VA	3	763	92.3%				3	763	92.3%			3	763
Richmond	VA	7	1,954	96.5%				7	1,954	96.5%			7	1,954

VIRGINIA		11	3,142	95.0%				11	3,142	95.0%			11	3,142

TOTAL		107	31,805	95.5%	17	5,396	94.8%	124	37,201	95.5%	7	1,903	131	39,104

Notes:
Occupancies for unconsolidated properties are weighted according to CLP’s percentage interest.
Does not include properties in lease-up or development.

4Q06	- 24 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Office
NET OPERATING INCOME (1)

($ in 000s)	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	FYE ’06
Same-Property Portfolio (2)
Divisional Revenues (3)	$17,965	$19,680	$19,712	$19,818	$77,175	$19,641	$20,379	$20,749	$21,603	$82,372
Divisional Expenses	5,599	5,957	5,781	5,690	23,027	6,023	6,356	6,506	6,515	25,401

Divisional NOI	$12,365	$13,723	$13,931	$14,128	$54,148	$13,617	$14,023	$14,243	$15,088	$56,971

Divisional NOI Margin	68.8%	69.7%	70.7%	71.3%	70.2%	69.3%	68.8%	68.6%	69.8%	69.2%
growth (4)	-4.6%	4.7%	-0.1%	3.5%	0.9%	10.1%	2.2%	2.2%	6.8%	5.2%
Same-Property without Terminations
Lease Terminations	(67)	(77)	(127)	(33)	(304)	4	(65)	(186)	(1,147)	(1,394)

Divisional NOI w/o Term	$12,299	$13,646	$13,804	$14,095	$53,844	$13,621	$13,958	$14,057	$13,941	$55,577

growth w/o terminations	-4.7%	4.3%	5.3%	5.9%	2.7%	10.8%	2.3%	1.8%	-1.1%	3.2%
Same-Property growth without the effects of lease terminations is useful to investors as an additional indicator as to the Company’s operating performance because buyouts of commercial leases can fluctuate from quarter to quarter and year to year.

Total Portfolio
Divisional Revenues (3)	$25,080	$29,888	$34,307	$44,092	$133,367	$44,422	$45,502	$41,735	$40,721	$172,380
Divisional Expenses	7,821	9,360	11,050	14,861	43,092	15,066	15,847	15,300	13,553	59,766

Divisional NOI	$17,259	$20,528	$23,257	$29,231	$90,275	$29,356	$29,655	$26,435	$27,168	$112,614

Divisional NOI Margin	68.8%	68.7%	67.8%	66.3%	67.7%	66.1%	65.2%	63.3%	66.7%	65.3%

growth	1.6%	18.9%	30.1%	64.1%	29.1%	70.1%	44.5%	13.7%	-7.1%	24.7%

Notes:
(1)	For more information regarding Office Divisional Revenue, Expenses and NOI refer to Segment Data Summary on page 7.

(2)	The 2005 same-property data reflects results of the 2006 same-property portfolio, as adjusted for dispositions during year.

(3)	Straight-line rents are included.

(4)	The 2005 same-property growth reflects performance of the 2006 same-property portfolio.
SUMMARY BY MARKET (1)

		Total Office Division			Same-Property
							Increase/(Decrease) from Prior Year Period
		# of Wtd	% of Wtd	% of	# of Wtd	% of Wtd	Current Quarter			Year-to-Date
		SF (000)	SF	NOI	SF (000)	SF	Rev	Exp	NOI	Rev	Exp	NOI
Atlanta	GA	842	10.4%	11.5%	—	—	—	—	—	—	—	—
Austin	TX	358	4.4%	5.9%	—	—	—	—	—	—	—	—
Birmingham	AL	1,390	17.2%	15.6%	1,380	29.5%	0.8%	13.0%	-3.8%	5.7%	8.2%	2.7%
Charlotte	NC	230	2.8%	1.8%	—	—	—	—	—	—	—	—
Huntsville	AL	1,592	19.7%	15.4%	1,532	32.8%	6.8%	11.0%	5.4%	4.1%	9.8%	2.2%
Orlando	FL	1,965	24.3%	26.8%	1,428	30.6%	15.9%	19.1%	14.6%	8.9%	11.8%	7.6%
Tampa/St.Pete	FL	980	12.1%	11.8%	294	6.3%	23.6%	11.6%	32.7%	18.7%	12.5%	23.7%
Other		742	9.2%	11.2%	37	0.8%	-2.9%	-10.6%	0.1%	5.9%	7.4%	5.2%

Total		8,099	100.0%	100.0%	4,671	100.0%	9.0%	14.5%	6.8%	6.7%	10.3%	5.2%

Notes:
(1) For more information regarding Office Divisional Revenue, Expenses and NOI refer to Segment Data Summary on page 7.

4Q06	- 25 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Office
OPERATIONAL STATISTICS

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	FYE ’06
Base Rent per SF — Straight Line
Same-Property (1)	$16.62	$17.29	$16.97	$17.07		$17.15	$17.50	$17.71	$17.78
change	-4.0%	0.9%	-0.8%	-0.2%		3.2%	1.2%	4.4%	4.2%
Totalb Division (2)	$17.84	$18.51	$18.83	$19.60		$19.54	$19.91	$19.87	$19.65
change	-3.0%	1.0%	3.9%	8.0%		9.5%	7.6%	5.5%	0.3%
Base Rent per SF — Cash
Same-Property (1)	$15.92	$16.58	$16.52	$16.56		$16.61	$16.88	$17.34	$17.51
change	-3.3%	0.0%	-1.3%	-0.5%		4.3%	1.8%	5.0%	5.7%
Total Division (2)	$16.90	$17.56	$17.95	$18.35		$18.22	$18.78	$19.04	$18.79
change	-3.4%	-0.2%	1.8%	5.0%		7.8%	6.9%	6.1%	2.4%
See page 42 for a reconciliation of Base Rent per SF.
The Company believes that Cash Rents are a useful alternative measure of performance and a measure of current cash flow generated from a tenant. Unconsolidated assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:
(1) The 2005 same-property data reflects results of the 2006 same-property portfolio, as adjusted for dispositions during year.
(2) Total division statistics exclude properties in lease-up. Total Division statistics are reconciled to Consolidated Only above.

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	FYE ’06
Square Feet (in 000s)
Total SF	6,277	7,099	7,754	9,513	7,661	9,563	8,709	8,423	8,099	8,699
SF — Unconsolidated Assets	(10)	(10)	(10)	(1,769)	(450)	(1,769)	(1,792)	(1,587)	(1,565)	(1,678)

SF — Consolidated Assets	6,267	7,089	7,744	7,744	7,211	7,794	6,917	6,836	6,534	7,020

Capital Expenditures ($ in 000s) (1)
Regular Maintenance	286	235	1,171	1,821	$3,513	1,113	1,111	1,509	3,947	$7,680
Revenue- Enhancing	—	—	—	—	—		—	—	—	—
Tenant Improvements	3,672	4,347	4,097	5,036	17,152	4,449	5,695	3,815	4,073	18,032
Leasing Commissions	1,675	1,869	841	1,645	6,030	2,561	839	2,047	2,078	7,525
Admin — Division	6	20	49	83	158	37	—	7	11	55

Total	5,639	6,471	6,158	8,585	26,853	8,160	7,645	7,378	10,109	33,292
Less: Unconsolidated Assets	—	—	—	(1,399)	(1,399)	(1,970)	(728)	(1,230)	(2,225)	(6,153)

Total — Consolidated Assets	$5,639	$6,471	$6,158	$7,186	$25,454	$6,190	$6,917	$6,148	$7,884	$27,139

Capital Expenditures per SF
Regular Maintenance	$0.05	$0.03	$0.15	$0.19	$0.42	$0.12	$0.13	$0.16	$0.47	$0.88
Revenue- Enhancing	—	—	—	—	—	—	—	—	—	—
Tenant Improvements	0.58	0.62	0.53	0.53	2.26	0.47	0.65	0.44	0.48	2.07
Leasing Commissions	0.27	0.27	0.11	0.17	0.82	0.27	0.10	0.23	0.24	0.87
Admin — Division	—	—	—	0.01	0.02	—	—	—	—	—

Total	0.90	0.92	0.79	0.90	3.51	0.85	0.88	0.86	1.23	3.83

Total — Consolidated Assets	$0.90	$0.92	$0.79	$0.93	$3.53	$0.79	$1.00	$0.88	$1.18	$3.87

Note:
(1)	See page 43 for a reconciliation to the consolidated cash flow Information.

4Q06	- 26 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Office
LEASE EXPIRATION SCHEDULE
(SF & $ in 000s)

	Total Consolidated & Unconsolidated Assets				Consolidated Assets Only
		% of Leased		% of		% of Leased		% of
	SF	SF	Rent	Total	SF	SF	Rent	Total
2007	980	13%	$19,144	13%	753	12%	$12,591	12%
2008	873	12%	17,954	12%	631	10%	11,193	11%
2009	1,013	13%	24,796	17%	733	12%	13,432	13%
2010	859	11%	15,245	10%	724	12%	11,775	11%
2011	965	13%	18,310	12%	810	13%	14,406	14%
2012+	2,884	38%	51,587	35%	2,418	40%	41,524	40%

Total Leased SF	7,574		$147,036		6,069		$104,921
TENANT CONCENTRATION
(SF in 000s)
Total Consolidated & Unconsolidated Assets

			% of Total
		SF	Co. Rev.
1	Charles Schwab	358,049	1.9%
2	Fiserv Solutions	291,642	1.0%
3	General Services Admin	265,595	0.8%
4	Veritas Software	178,778	0.6%
5	Blue Cross & Blue Shield	152,216	0.5%
6	Bank of New York	130,630	0.4%
7	Healthplan Services	127,542	0.4%
8	Kurt Salmon Associates	67,165	0.3%
9	Infinity Insurance	153,783	0.3%
10	DRS Test and Energy Mgmt.	215,485	0.3%
Consolidated Assets Only

			% of Total
		SF	Co. Rev.
1	Charles Schwab	358,049	1.9%
2	Fiserv Solutions	291,642	1.0%
3	Veritas Software	178,778	0.6%
4	Bank of New York	130,630	0.4%
5	Healthplan Services	127,542	0.4%
6	Kurt Salmon Associates	67,165	0.3%
7	General Services Admin	125,361	0.3%
8	Infinity Insurance	153,783	0.3%
9	DRS Test and Energy Mgmt.	215,485	0.3%
10	Hartford Fire Insurance	84,531	0.3%

4Q06	- 27 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Office
LEASING EXECUTION — CONSOLIDATED & UNCONSOLIDATED ASSETS

(SF in 000s; $ per SF)	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	FYE ’06
Square Feet (1)
Renewal	166.3	106.0	154.4	180.9	607.6	157.0	225.8	254.8	314.9	952.5
New	149.9	142.2	162.9	229.7	684.7	294.8	183.9	161.1	131.5	771.3
Development	3.9	6.2	10.0	4.2	24.4	—	137.1	3.9	—	141.0

Total	320.1	254.5	327.3	414.8	1,316.7	451.8	546.8	419.8	446.4	1,864.8

Annual Rent $- Straight Line
Renewal	$17.30	$16.32	$16.94	$18.74	$17.46	$18.21	$18.16	$17.17	$17.10	$17.55
New	16.30	17.76	18.66	18.51	17.90	17.64	18.53	21.61	20.31	19.14
Development	21.93	24.65	29.36	23.39	25.92	—	21.51	19.92	—	21.46

Total	$16.89	$17.33	$18.17	$18.66	$17.85	$17.84	$19.12	$18.90	$18.05	$18.50

Annual Rent $- Cash (2)
Renewal	$14.56	$15.91	$16.73	$18.56	$16.54	$17.84	$18.03	$16.89	$16.34	$17.14
New	15.95	17.76	18.12	18.18	17.59	17.52	18.24	20.43	19.40	18.62
Development	21.50	24.00	29.29	26.78	26.24	—	20.76	21.00	—	20.77

Total	$15.30	$17.14	$17.81	$18.43	$17.27	$17.63	$18.79	$18.29	$17.24	$18.02

Concession $
Renewal	$0.45	$1.77	$0.94	$0.43	$0.80	$1.71	$2.11	$0.36	$1.98	$1.53
New	3.19	5.46	3.24	3.07	3.63	3.32	3.19	3.06	2.60	3.11
Development	—	5.80	6.95	5.96	5.36	—	7.37	3.50	—	7.27

Total	$1.73	$3.93	$2.27	$1.95	$2.36	$2.76	$3.79	$1.42	$2.16	$2.62

TI Committed $
Renewal	$6.28	$4.82	$3.33	$4.63	$4.79	$6.05	$4.36	$5.03	$2.94	$4.35
New	13.06	14.03	13.37	13.65	13.54	14.12	17.62	17.29	17.74	16.24
Development	30.00	30.96	29.17	18.23	27.87	—	28.18	30.00	—	28.23

Total	$9.75	$10.61	$9.12	$9.77	$9.76	$11.32	$14.79	$9.97	$7.30	$11.07

Leasing Commissions $
Renewal	$4.41	$1.66	$1.33	$1.36	$2.24	$3.09	$1.99	$1.49	$3.05	$2.39
New	3.50	4.23	4.06	4.07	3.97	4.52	6.09	8.11	5.46	5.80
Development	0.50	10.13	13.83	6.57	9.47	—	8.67	5.52	—	8.58

Total	$3.94	$3.30	$3.07	$2.91	$3.28	$4.02	$5.04	$4.07	$3.76	$4.27

Notes:

(1)	Square feet leased during the quarter.

(2)	First full year rent for square feet produced during the quarter.
The Company believes Annual Cash Rents is a useful measure to investors in analyzing the first year of potential cash flows generated from a lease. Additionally, cash rents are a commonly used measure in the industry and investors are able to compare performance.

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	FYE ’06
Cash Rents	$15.30	$17.14	$17.81	$18.43	$17.27	$17.63	$18.79	$18.29	$17.24	$18.02
Concess. and Contract. Rent Incr.	1.58	0.19	0.36	0.23	0.58	0.21	0.33	0.61	0.81	0.48

Straight Line Rents	$16.89	$17.33	$18.17	$18.66	$17.85	$17.84	$19.12	$18.90	$18.05	$18.50

4Q06	- 28 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Office
LEASING EXECUTION — CONSOLIDATED ASSETS

(SF in 000s; $ per SF)	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	FYE ’06
Square Feet (1)
Renewal	166.3	106.0	154.4	168.5	595.2	123.5	207.3	180.9	238.7	750.4
New	149.9	142.2	162.9	216.0	671.0	272.5	155.3	139.2	90.5	657.5
Development	3.9	6.2	10.0	4.2	24.4	—	137.1	3.9	—	141.0

Total	320.1	254.5	327.3	388.7	1,290.6	396.0	499.7	324.0	329.2	1,548.9

Annual Rent $- Straight Line
Renewal	$17.30	$16.32	$16.94	$18.83	$17.47	$18.31	$18.04	$16.43	$16.77	$17.29
New	16.30	17.76	18.66	18.52	17.90	17.78	18.69	21.66	20.17	19.14
Development	21.93	24.65	29.36	23.39	25.92	—	21.51	19.92	—	21.46

Total	$16.89	$17.33	$18.17	$18.71	$17.85	$17.94	$19.20	$18.72	$17.71	$18.46

Annual Rent $- Cash (2)
Renewal	$14.56	$15.91	$16.73	$18.74	$16.55	$17.97	$18.24	$16.27	$15.85	$16.96
New	15.95	17.76	18.12	18.23	17.60	17.73	18.54	20.48	19.48	18.75
Development	21.50	24.00	29.29	26.78	26.24	—	20.76	21.00	—	20.77

Total	$15.30	$17.14	$17.81	$18.54	$17.28	$17.81	$19.03	$18.13	$16.85	$18.07

Concession $
Renewal	$0.45	$1.77	$0.94	$0.42	$0.80	$1.77	$2.08	$0.45	$2.25	$1.69
New	3.19	5.46	3.24	3.07	3.65	2.88	3.00	3.20	2.67	2.95
Development	—	5.80	6.95	5.96	5.36	—	7.37	3.50	—	7.27

Total	$1.73	$3.93	$2.27	$1.96	$2.37	$2.53	$3.82	$1.67	$2.37	$2.73

TI Committed $
Renewal	$6.28	$4.82	$3.33	$4.66	$4.80	$6.42	$4.43	$5.96	$2.36	$4.47
New	13.06	14.03	13.37	13.86	13.60	14.39	19.08	17.69	18.83	16.81
Development	30.00	30.96	29.17	18.23	27.87	—	28.18	30.00	—	28.23

Total	$9.75	$10.61	$9.12	$9.92	$9.81	$11.90	$15.50	$11.29	$6.89	$11.87

Leasing Commissions $
Renewal	$4.41	$1.66	$1.33	$1.39	$2.27	$2.22	$2.02	$1.19	$3.31	$2.26
New	3.50	4.23	4.06	4.15	4.00	4.54	6.42	8.32	4.65	5.80
Development	0.50	10.13	13.83	6.57	9.47	—	8.67	5.52	—	8.58

Total	$3.94	$3.30	$3.07	$2.98	$3.30	$3.82	$5.21	$4.30	$3.68	$4.34

Notes:

(1)	Square feet leased during the quarter.

(2)	First full year rent for square feet produced during the quarter.
The Company believes Annual Cash Rents is a useful measure to investors in analyzing the first year of potential cash flows generated from a lease. Additionally, cash rents are a commonly used measure in the industry and investors are able to compare performance.

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	FYE ’06
Cash Rents	$15.30	$17.14	$17.81	$18.54	$17.28	$17.81	$19.03	$18.13	$16.85	$18.07
Concess. and Contract. Rent Incr.	1.58	0.19	0.36	0.17	0.57	0.13	0.17	0.59	0.86	0.39

Straight Line Rents	$16.89	$17.33	$18.17	$18.71	$17.85	$17.94	$19.20	$18.72	$17.71	$18.46

4Q06	- 29 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy Summary — Office

Property Type	# of Locations	SF - 000s	4Q05	1Q06	2Q06	3Q06	4Q06
			Occupancies Weighted for CLP % Owned
Consolidated	30	6,534	92.1%	92.8%	93.5%	94.8%	94.7%
Unconsolidated	23	10,393.0	88.1%	87.7%	88.4%	88.1%	88.6%

Subtotal — Current Portfolio	53	16,927.2	91.3%	91.9%	92.5%	93.5%	93.5%

Managed	4	664.1

Total Owned & Managed	57	17,591.3

Occupancy Total Including Sold Assets			91.3%	92.0%	92.3%	93.6%	93.5%

By Property Type (Consolidated & Unconsolidated Assets)
Suburban Office	47	16,217.8	90.7%	91.6%	92.7%	93.5%	93.6%
Central Business District	6	709.4	85.5%	87.9%	90.2%	92.9%	92.6%

Total Division	53	16,927.2	91.3%	91.9%	92.5%	93.5%	93.5%

Same-Property Occupancy
Same-Property Portfolio *	22	4,671.1	95.2%	95.5%	95.8%	96.3%	95.0%

* Same-property portfolio is adjusted historically to reflect the current same-property portfolio.
See page 49 for a complete listing of office properties.

4Q06	- 30 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Office
Exposure By Market — Most Recent Quarter

		CONSOLIDATED			UNCONSOLIDATED			SUBTOTAL			MANAGED		TOTAL
		#	SF	Occy	#	SF	Occy	#	SF	Occy	#	SF	#	SF
Birmingham	AL	6	1,380	95.2%	1	30	100.0%	7	1,410	95.2%	1	130	8	1,539
Huntsville	AL	9	1,592	98.8%				9	1,592	98.8%			9	1,592
Montgomery	AL	1	37	97.1%				1	37	97.1%	1	270	2	308

ALABAMA		16	3,009	97.2%	1	30	100.0%	17	3,039	97.2%	2	400	19	3,439

Jacksonville	FL				3	1,392	93.7%	3	1,392	93.7%			3	1,392
Miami/Ft.Lauderdale	FL				2	795	81.6%	2	795	81.6%			2	795
Orlando	FL	8	1,769	90.6%	3	1,304	88.0%	11	3,073	90.4%	1	76	12	3,149
Tampa/St.Pete.	FL	3	879	97.9%	1	676	90.0%	4	1,554	97.1%			4	1,554

FLORIDA		11	2,648	93.2%	9	4,167	89.0%	20	6,815	92.4%	1	76	21	6,890

Atlanta	GA	1	317	88.9%	7	3,506	88.1%	8	3,822	88.4%	1	188	9	4,011

GEORGIA		1	317	88.9%	7	3,506	88.1%	8	3,822	88.4%	1	188	9	4,011

Rockville	MD				1	155	62.3%	1	155	62.3%			1	155

MARYLAND					1	155	62.3%	1	155	62.3%			1	155

Charlotte	NC	1	203	76.3%	1	183	87.2%	2	386	77.6%			2	386

NORTH CAROLINA		1	203	76.3%	1	183	87.2%	2	386	77.6%			2	386

Memphis	TN				1	532	85.8%	1	532	85.8%			1	532

TENNESSEE					1	532	85.8%	1	532	85.8%			1	532

Austin	TX	1	358	100.0%				1	358	100.0%			1	358
Dallas	TX				1	437	77.2%	1	437	77.2%			1	437
Houston	TX				2	1,383	95.8%	2	1,383	95.8%			2	1,383

TEXAS		1	358	100.0%	3	1,821	91.3%	4	2,178	96.2%			4	2,178

TOTAL		30	6,534	94.7%	23	10,393	88.6%	53	16,927	93.5%	4	664	57	17,591

Note:
Occupancies for unconsolidated properties are weighted according to CLP’s percentage interest.

4Q06	- 31 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail
NET OPERATING INCOME (1)

($ in 000s)	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	FYE ’06
Same-Property Portfolio (2)
Divisional Revenues (3)	$17,486	$17,204	$17,295	$19,009	$70,993	$18,362	$18,984	$18,083	$19,955	$75,384
Divisional Expenses	4,991	4,990	5,190	5,145	20,316	5,215	5,185	5,368	5,687	21,455

Divisional NOI	$12,495	$12,213	$12,105	$13,864	$50,676	$13,147	$13,800	$12,714	$14,268	$53,929

Divisional NOI Margin	71.5%	71.0%	70.0%	72.9%	71.4%	71.6%	72.7%	70.3%	71.5%	71.5%

growth (4)	1.3%	1.7%	3.6%	2.0%	2.2%	5.2%	13.0%	5.0%	2.9%	6.4%
Same-Property without Terminations
Lease Terminations	—	(2)	—	(1)	(3)	(253)	(938)	—	(360)	(1,550)

Divisional NOI w/o Term.	$12,495	$12,212	$12,105	$13,863	$50,674	$12,894	$12,862	$12,714	$13,908	$52,379

growth w/o terminations	2.0%	2.0%	3.9%	1.1%	2.4%	3.2%	5.3%	5.0%	0.3%	3.4%
Same-Property growth without the effects of lease terminations is useful to investors as an additional indicator as to the Company’s operating performance because buyouts of commercial leases can fluctuate from quarter to quarter and year to year.

Same-Property — Consolidated Properties
NOI from Unconsolidated Assets	(899)	(898)	(880)	(1,066)	(3,743)	(1,092)	(815)	(838)	(1,013)	(3,758)

Divisional NOI — Consolidated	$11,595	$11,316	$11,225	$12,798	$46,933	$12,055	$12,985	$11,876	$13,255	$50,171

growth — consolidated properties	1.1%	1.1%	3.9%	1.5%	1.8%	4.0%	14.7%	5.8%	3.6%	6.9%

Total Portfolio
Divisional Revenues (3)	$44,410	$41,121	$36,800	$37,129	$159,460	$28,349	$26,830	$26,133	$28,980	$110,292
Divisional Expenses	13,163	12,648	11,330	10,216	47,357	7,744	7,510	7,794	7,922	30,970

Divisional NOI	$31,247	$28,473	$25,494	$26,913	$112,103	$20,605	$19,320	$18,339	$21,058	$79,322

Divisional NOI Margin	70.4%	69.2%	69.2%	72.5%	70.3%	72.7%	72.0%	70.2%	72.7%	71.9%
growth	14.9%	6.5%	-13.3%	-23.3%	-5.3%	-34.1%	-32.1%	-28.1%	-21.8%	-29.2%

Notes:

(1)	For more information regarding Retail Divisional Revenue, Expenses and NOI refer to Segment Data Summary on page 7.

(2)	The 2005 same-property data reflects results of the 2006 same-property portfolio, as adjusted for dispositions during year.

(3)	Straight-line rents are included.

(4)	The 2005 same-property growth reflects performance of the 2005 same-property portfolio.
SUMMARY BY PROPERTY TYPE (1)

		Total Division			Same-Property
							Increase/(Decrease) from Prior Year Period
		# of Wtd	% of Wtd	% of	# of Wtd	% of Wtd	Current Quarter			Year-to-Date
		SF (000)	SF	NOI	SF (000)	SF	Rev	Exp	NOI	Rev	Exp	NOI
Birmingham	AL	1,322	18.4%	26.7%	1,026	19.5%	5.2%	3.7%	5.8%	7.5%	8.3%	7.3%
Orlando	FL	929	12.9%	12.2%	767	14.6%	14.0%	28.7%	9.7%	13.9%	2.0%	18.3%
Dallas	TX	381	5.3%	5.8%	381	7.2%	-0.8%	16.2%	-11.0%	-5.7%	4.4%	-11.2%
Huntsville	AL	157	2.2%	4.5%	157	3.0%	-0.8%	13.4%	-6.6%	5.1%	15.5%	0.4%
Athens	GA	350	4.9%	4.6%	350	6.6%	8.2%	58.8%	-0.8%	26.1%	18.0%	27.8%
Montgomery	AL	499	6.9%	5.2%	499	9.5%	-5.0%	6.2%	-7.0%	6.2%	10.2%	5.4%
Decatur	AL	495	6.9%	4.1%	—	0.0%
Gainesville	GA	518	7.2%	3.2%	518	9.8%	-3.9%	10.8%	-12.0%	-0.6%	2.3%	-2.3%
Staunton	VA	424	5.9%	2.7%	424	8.0%	3.8%	1.9%	4.8%	0.8%	7.5%	-3.4%
Jacksonville	FL	195	2.7%	2.6%	195	3.7%	5.3%	-10.1%	10.4%	2.4%	5.4%	1.6%
Tampa	FL	176	2.4%	2.1%	176	3.3%	5.0%	44.1%	-9.2%	2.0%	6.8%	-0.1%
Other		1,746	24.3%	26.4%	778	14.8%	10.4%	-9.8%	18.3%	6.0%	-4.6%	10.3%

		7,191	100.0%	100.0%	5,271	100.0%	5.0%	10.5%	2.9%	6.2%	5.6%	6.4%

Notes:
(1) For more information regarding Retail Divisional Revenue, Expenses and NOI refer to Segment Data Summary on page 7.

4Q06	- 32 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail
OPERATIONAL STATISTICS

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	FYE ’06
Base Rent per SF — Straight Line (3)
Same-Property *(1)	$18.61	$18.58	$18.70	$18.74		$18.72	$18.79	$18.77	$18.84
change	1.7%	0.1%	1.7%	2.6%		0.6%	1.1%	0.4%	0.5%
Total Division *(2)	$20.26	$20.19	$19.73	$19.78		$19.99	$20.23	$20.26	$20.41
change	-2.4%	-2.5%	-5.3%	-1.8%		-1.3%	0.2%	2.7%	3.2%

Base Rent per SF — Cash *(3)
Same-Property *(1)	$18.42	$18.30	$18.35	$18.51		$18.57	$18.67	$18.63	$18.74
change	1.9%	0.9%	1.3%	1.4%		0.8%	2.0%	1.5%	1.2%
Total Division *(2)	$20.13	$20.00	$19.48	$19.61		$19.73	$19.96	$19.96	$20.18
change	-2.9%	-3.2%	-6.0%	-2.2%		-2.0%	-0.2%	2.5%	2.9%
See page 42 for a reconcilition of Base Rent per SF from Cash Rents to Straight Line Rents.

Notes:

(1)	The 2005 same-property data reflects results of the 2006 same-property portfolio, as adjusted for dispositions during year.

(2)	Total division statistics.

(3)	Includes unconsolidated partnerships and joint ventures which the Company manages. Excludes tenants greater than 10,000 sf, percentage of sales tenants, and temporary tenants. Base Rents have been restated to reflect the straight line rent adjustments from the date of acquisition through lease expiration.
CAPEX SUMMARY

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	FYE ’06
Square Feet (in 000s)
Total SF	11,971	11,573	10,524	8,085	10,538	7,507	7,673	7,738	7,191	7,527
SF — Unconsolidated Assets	(170)	(174)	(215)	(504)	(266)	(578)	(750)	(790)	(716)	(708)

SF — Consolidated Assets	11,801	11,399	10,309	7,581	10,273	6,929	6,923	6,948	6,475	6,819

Capital Expenditures ($ in 000s) (1)
Regular Maintenance	$1,456	$2,546	$182	$205	$4,389	$340	$1,258	$725	$80	$2,403
Revenue- Enhancing	414	361	921	561	2,257	192	345	453	668	1,658
Tenant Improvements	850	2,303	3,028	1,585	7,766	1,332	1,704	1,874	3,270	8,180
Leasing Commissions	279	308	1,756	1,060	3,403	846	478	607	537	2,468
Admin — Division	5	135	6	5	151	6	3	1	—	10

Total w/o Acquisition-Related	3,003	5,653	5,893	3,416	17,966	2,716	3,788	3,660	4,555	14,719
Acquisition-Related (2)	43	221	1	151	416	—	—	—	—	—
Less: Unconsolidated Assets	18	(955)	(3)	(200)	(1,141)	259	(181)	(62)	(326)	(310)

Total — Consolidated Assets	$3,064	$4,918	$5,892	$3,367	$17,241	$2,975	$3,607	$3,598	$4,229	$14,409

Capital Expenditures per SF
Regular Maintenance	$0.12	$0.22	$0.02	$0.03	$0.42	$0.05	$0.16	$0.09	$0.01	$0.32
Revenue- Enhancing	0.03	0.03	0.09	0.07	0.21	0.03	0.04	0.06	0.09	0.22
Tenant Improvements	0.07	0.20	0.29	0.20	0.74	0.18	0.22	0.24	0.45	1.09
Leasing Commissions	0.02	0.03	0.17	0.13	0.32	0.11	0.06	0.08	0.07	0.33

Total	0.24	0.48	0.57	0.43	1.70	0.36	0.49	0.47	0.63	1.96
Total — Consolidated Assets	$0.26	$0.43	$0.57	$0.44	$1.68	$0.43	$0.52	$0.52	$0.65	$2.11

Notes:

(1)	Capital Expenditures include unconsolidated subsidiary properties. See page 43 for a reconciliation to the consolidated cash flow information.

(2)	Capital spent on recently acquired properties. First year capital has been included in the total investment for purposes of underwriting the acquisition.

4Q06	- 33 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail
LEASE EXPIRATION SCHEDULE

	Total Consolidated & Unconsolidated Assets				Consolidated Assets Only
		% of Leased		% of		% of Leased		% of
(SF & $ in 000s)	SF	SF	Rent	Total	SF	SF	Rent	Total
2007	1,235	12%	$15,401	13%	678	12%	$6,936	12%
2008	991	10%	10,979	9%	584	10%	6,133	10%
2009	1,064	10%	11,238	9%	561	10%	5,650	10%
2010	891	9%	12,558	11%	500	9%	6,225	11%
2011	1,344	13%	15,113	13%	803	14%	8,464	14%
2012+	4,819	47%	53,767	45%	2,461	44%	25,484	43%

Total Leased SF	10,343		$119,054		5,586		$58,893

TENANT CONCENTRATION

		Total Consolidated & Unconsolidated Assets
			% of Total
(SF in 000s)		SF	Co. Rev
1	The Limited, Inc.	245	0.7%
2	Regal Cinemas, Inc.	186	0.5%
3	Saks Inc.	512	0.5%
4	J.C. Penney Co., Inc	957	0.5%
5	Sears, Roebuck & Co.	967	0.4%
6	Gap Inc.	114	0.3%
7	Belk, Inc.	976	0.3%
8	Wal-Mart Stores, Inc.	523	0.3%
9	Publix Super Markets Inc	187	0.3%
10	Shoe Show, Inc.	115	0.3%
Consolidated Assets Only

			% of Total
		SF	Co. Rev
1	Wal-Mart Stores, Inc.	307	0.3%
2	Belk, Inc.	387	0.2%
3	Regal Cinemas, Inc.	104	0.2%
4	Publix Super Markets, Inc.	143	0.2%
5	Gap Inc.	66	0.2%
6	TJX Companies, Inc.	115	0.2%
7	The Limited, Inc.	60	0.2%
8	Books-A-Million, Inc.	56	0.1%
9	Sears, Roebuck & Co.	253	0.1%
10	Saks Inc.	195	0.1%

4Q06	- 34 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail
LEASING EXECUTION — CONSOLIDATED & UNCONSOLIDATED ASSETS

(SF in 000s; $ per SF)	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	FYE ’06
Square Feet (1)
Renewal	88	279	304	277	948	145	476	148	122	891
New	47	192	207	183	629	82	373	259	53	767
Development	38	25	75	51	189	161	42	108	126	437

Total	173	496	586	511	1,765	388	891	515	301	2,095

Annual Rent $- Straight Line
Total	$18.20	$13.74	$13.34	$13.71	$14.04	$17.19	$9.86	$14.76	$14.62	$13.10

Annual Rent $- Cash (2)
Renewal	$15.18	$11.88	$9.81	$10.06	$10.98	$15.94	$8.48	$14.14	$12.28	$11.16
New	23.62	14.84	15.81	15.17	15.90	12.70	9.40	12.19	18.25	11.30
Development	16.68	20.13	19.06	25.90	20.57	19.86	25.87	20.05	14.93	19.07

Total	$17.80	$13.44	$13.11	$13.46	$13.77	$16.88	$9.69	$14.40	$14.44	$12.86

TI Committed $
Renewal	$0.14	$0.04	$0.16	$0.02	$0.08	$0.07	$0.43	$(0.20)	$0.15	$0.23
New	14.53	19.36	33.94	15.56	22.68	15.58	10.04	17.81	13.13	13.47
Development	44.76	70.18	3.16	16.45	24.04	14.36	67.04	8.83	11.99	17.41

Total	$13.85	$11.06	$12.47	$7.22	$10.70	$9.27	$7.62	$10.75	$7.39	$8.66

Leasing Commissions $
Renewal	$0.63	$0.83	$0.66	$0.46	$0.65	$0.81	$0.43	$0.60	$0.76	$0.57
New	5.09	2.68	5.39	4.18	4.19	2.20	2.56	4.07	4.42	3.16
Development	2.76	3.54	4.86	5.12	4.33	4.32	7.02	3.33	4.07	4.27

Total	$2.31	$1.68	$2.87	$2.26	$2.30	$2.56	$1.64	$2.92	$2.79	$2.29

Notes:

(1)	Square feet leased during the quarter.

(2)	First full year rent for square feet produced during the quarter.
The Company believes Annual Cash Rents is a useful measure to investors in analyzing the first year of potential cash flows generated from a lease. Additionally, cash rents are a commonly used measure in the industry and investors are able to compare performance.

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	FYE ’06
Cash Rents	$17.80	$13.44	$13.11	$13.46	$13.77	$16.88	$9.69	$14.40	$14.44	$12.86
Concessions and Contr. Rent Incr.	0.39	0.31	0.24	0.26	0.27	0.31	0.17	0.36	0.18	0.24

Straight Line Rents	$18.20	$13.74	$13.34	$13.71	$14.04	$17.19	$9.86	$14.76	$14.62	$13.10

4Q06	- 35 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail
LEASING EXECUTION — CONSOLIDATED ASSETS

(SF in 000s; $ per SF)	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	FYE ’06
Square Feet (1)
Renewal	70	275	282	256	883	104	436	106	101	747
New	31	196	201	178	605	57	340	217	47	660
Development	26	24	26	38	114	38	37	19	77	171

Total	127	495	509	472	1,603	199	813	342	224	1,578

Annual Rent $- Straight Line
Total	$15.97	$14.11	$12.54	$12.79	$13.37	$15.54	$8.18	$10.91	$13.40	$10.45

Annual Rent $- Cash (2)
Renewal	$15.07	$11.67	$9.12	$10.11	$10.67	$14.69	7.16	$11.14	$10.37	$9.21
New	17.18	15.92	15.68	14.83	15.58	11.46	7.38	9.45	16.89	9.09
Development	15.35	20.58	20.75	18.65	18.77	22.35	24.85	22.60	13.96	19.16

Total	$15.64	$13.78	$12.30	$12.58	$13.11	$15.23	$8.06	$10.70	$12.96	$10.24

TI Committed $
Renewal	$—	$0.04	$0.13	$0.02	$0.06	$0.10	$0.28	$(0.28)	$(0.02)	$0.13
New	8.62	18.98	34.49	15.76	22.65	11.97	7.58	13.15	13.69	10.22
Development	33.00	85.15	29.72	21.99	39.62	60.27	68.17	44.94	17.48	41.13

Total	$8.94	$11.69	$15.18	$7.73	$11.41	$15.07	$6.44	$10.71	$8.84	$8.80

Leasing Commissions $
Renewal	$0.51	$0.62	$0.49	$0.48	$0.53	$0.69	$0.35	$0.53	$0.58	$0.45
New	2.61	3.16	5.20	4.08	4.08	1.96	2.31	3.35	4.36	2.77
Development	2.08	3.65	3.75	2.51	2.93	5.49	7.25	4.29	4.36	5.23

Total	$1.34	$1.78	$2.51	$2.00	$2.04	$1.98	$1.48	$2.52	$2.67	$1.94

Notes:

(1)	Square feet leased during the quarter.

(2)	First full year rent for square feet produced during the quarter.
The Company believes Annual Cash Rents is a useful measure to investors in analyzing the first year of potential cash flows generated from a lease. Additionally, cash rents are a commonly used measure in the industry and investors are able to compare performance.

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	FYE ’06
Cash Rents	$15.64	$13.78	$12.30	$12.58	$13.11	$15.23	$8.06	$10.70	$12.96	$10.24
Concessions and Contr. Rent Incr.	0.33	0.33	0.24	0.21	0.26	0.31	0.12	0.21	0.44	0.21

Straight Line Rents	$15.97	$14.11	$12.54	$12.79	$13.37	$15.54	$8.18	$10.91	$13.40	$10.45

4Q06	- 36 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy Summary — Retail

		Total	Anchor	CLP
Property Type	# of Locations	SF (000s)	Owned	SF (000s)	4Q05	1Q06	2Q06	3Q06	4Q06
					Occupancies Weighted for CLP % Owned
Consolidated	33	7,271.3	796.0	6,475.3	90.2%	89.6%	91.6%	92.1%	93.1%
Unconsolidated	10	5,466.7	1,388.0	4,078.8	91.7%	90.0%	89.9%	89.9%	92.5%

Subtotal — Current Portfolio	43	12,738.0	2,184.0	10,554.0	90.3%	89.3%	91.5%	91.9%	93.1%

Managed	8	1,907.8	371.0	1,536.8

Total Owned & Managed	51	14,645.8	2,555.0	12,090.8

Sold	6	1,705.5	371.0	1,334.5	99.6%	99.4%	99.4%	99.7%

Consolidated w/ Sold Assets					91.6%	90.1%	92.0%	92.5%	93.1%

Unconsolidated w/ Sold Assets					91.7%	91.3%	91.2%	90.7%	92.5%

Occupancy Total Including Sold Assets					91.6%	90.2%	91.9%	92.3%	93.1%

Same-Property Occupancy
Same-Property Portfolio *	30	6,939.7	1,279.1	5,660.7	90.6%	89.7%	92.1%	92.7%	93.8%

*	Same-property portfolio is adjusted historically to reflect the current same-property portfolio.
See page 51 for a complete listing of retail properties.

4Q06	- 37 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy Summary — Retail
Exposure By Market — Most Recent Quarter

		CONSOLIDATED			UNCONSOLIDATED			SUBTOTAL			MANAGED		TOTAL
		#	SF	Occy	#	SF	Occy	#	SF	Occy	#	SF	#	SF
Birmingham	AL	7	1,305	96.7%	1	165	95.2%	8	1,470	96.7%	4	790	12	2,260
Auburn	AL				1	402	87.6%	1	402	87.6%			1	402
Huntsville	AL	1	495	87.6%	2	398	83.9%	3	894	86.7%			3	894
Mobile	AL				1	1,000	99.1%	1	1,000	99.1%			1	1,000
Montgomery	AL	5	499	87.8%				5	499	87.8%			5	499
Gulf Shores	AL	1	53					1	53				1	53

ALABAMA		14	2,352	92.8%	5	1,965	89.8%	19	4,318	92.5%	4	790	23	5,108

Orlando	FL	5	929	94.8%				5	929	94.8%			5	929
Tampa	FL	1	176	93.8%				1	176	93.8%			1	176
Ft. Myers	FL										1	79	1	79
Deerfield Beach	FL										1	379	1	379
Pembroke Pines	FL										2	289	2	289
Jacksonville	FL	1	195	91.6%				1	195	91.6%			1	195
Punta Gorda	FL	1	95	98.9%				1	95	98.9%			1	95

FLORIDA		8	1,394	94.5%				8	1,394	94.5%	4	746	12	2,141

Columbus	GA	1	103	96.4%				1	103	96.4%			1	103
Brunswick	GA				1	278	92.2%	1	278	92.2%			1	278
Gainesville	GA	1	518	93.6%				1	518	93.6%			1	518
Valdosta	GA				1	429	94.5%	1	429	94.5%			1	429
Athens	GA	1	350	99.5%				1	350	99.5%			1	350

GEORGIA		3	971	96.0%	2	707	93.6%	5	1,678	95.8%			5	1,678

Greensboro	NC	1	102	95.4%				1	102	95.4%			1	102
Yadkinville	NC	1	91	100.0%				1	91	100.0%			1	91
Mount Airy	NC	1	149	94.5%				1	149	94.5%			1	149
Greenville	NC				1	405	95.5%	1	405	95.5%			1	405

NORTH CAROLINA		3	342	96.2%	1	405	95.5%	4	747	96.1%			4	747

Myrtle Beach	SC				1	524	93.1%	1	524	93.1%			1	524

SOUTH CAROLINA					1	524	93.1%	1	524	93.1%			1	524

Knoxville	TN				1	477	95.0%	1	477				1	477
Chattanooga	TN	1	73	93.9%				1	73	93.9%			1	73

TENNESSEE		1	73	93.9%	1	477	95.0%	2	551	94.7%			2	551

Dallas	TX	1	381	88.0%				1	381	88.0%			1	381
Houston	TX	2	537	87.9%				2	537	87.9%			2	537

TEXAS		3	918	87.9%				3	918	87.9%			3	918

Staunton	VA	1	424	92.5%				1	424	92.5%			1	424

VIRGINIA		1	424	92.5%				1	424	92.5%			1	424

TOTAL		33	6,475	93.1%	10	4,079	92.5%	43	10,554	93.1%	8	1,537	51	12,091

Note:
Occupancies for unconsolidated properties are weighted according to CLP’s percentage interest.

4Q06	- 38 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
RECONCILIATION OF REVENUES

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	FYE ’06
Divisional Total Revenues
Multifamily	$38,266	$80,255	$80,919	$80,304	$279,744	$77,969	$77,430	$81,089	$84,031	$320,519
Office	25,080	29,888	34,307	44,092	133,367	44,422	45,502	41,735	40,721	172,380
Retail	44,410	41,121	36,800	37,129	159,460	28,349	26,830	26,133	28,980	110,292

Total Divisional Revenues	107,756	151,264	152,026	161,525	572,571	150,740	149,762	148,957	153,732	603,191

Less: Unconsolidated Revenues	(4,987)	(5,071)	(5,119)	(14,827)	(30,004)	(16,161)	(16,681)	(17,248)	(17,029)	(67,137)
Discontinued Operations	(32,604)	(40,273)	(32,836)	(29,913)	(135,626)	(25,418)	(22,768)	(21,435)	(18,527)	(88,148)
Construction Revenues	—	—	—	—	—	12,140	7,785	6,868	3,691	30,484
Unallocated Corporate Rev	1,239	1,719	1,631	2,748	7,338	4,108	4,592	4,805	4,170	17,693

Cons. Rev, adj -’05 Disc Ops	71,404	107,639	115,702	119,533	414,279	125,409	122,690	121,947	126,037	496,083

Add: Add’l Disc Ops Rev, post filing	20,366	21,240	21,045	20,885	80,948	21,196	12,941	12,621	—	—

Total Consol. Rev, per 10-Q / K	$91,770	$128,879	$136,747	$140,418	$495,227	$146,605	$135,631	$134,568	$126,037	$496,083

RECONCILIATION OF EXPENSES

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	FYE ’06
Divisional Total Expenses
Multifamily	$15,216	$32,370	$33,519	$31,666	$112,771	$31,263	$30,816	$34,109	$33,493	$129,680
Office	7,821	9,360	11,050	14,861	43,092	15,066	15,847	15,300	13,553	59,765
Retail	13,163	12,648	11,330	10,216	47,357	7,744	7,510	7,794	7,922	30,970

Total Divisional Expenses	36,200	54,379	55,899	56,743	203,220	54,073	54,173	57,203	54,968	220,415

Less: Unconsolidated Expense	(1,910)	(2,057)	(2,255)	(6,250)	(12,398)	(6,127)	(6,685)	(7,260)	(6,841)	(26,904)
Discontinued Operations	(11,745)	(16,245)	(13,999)	(11,591)	(53,579)	(10,210)	(9,041)	(8,865)	(7,802)	(35,919)
Other Expense	17	19	(39)	375	231	216	219	236	222	893

Total Property Operating Exp	22,562	36,096	39,606	39,277	137,474	37,952	38,666	41,314	40,547	158,485
Construction Expenses	—	—	—	—	—	11,370	7,657	6,653	3,732	29,411
General & Administrative Exp	7,261	9,707	9,994	9,777	36,740	11,514	10,767	12,588	11,437	46,307
Depreciation	20,112	28,423	31,083	31,562	111,180	34,594	32,556	32,947	33,595	133,692
Amortization	2,835	20,628	18,194	6,636	48,293	6,967	3,335	4,476	4,797	19,575
Impairment Charge	—	—	—	—	—	—	—	—	1,600	1,600

Cons. Exp, adj -’05 Disc Ops	52,770	94,854	98,877	87,252	333,687	102,397	92,981	97,978	95,708	389,071

Add: Add’l Disc Ops Exp, post filing	13,441	16,475	19,550	15,667	55,965	14,064	7,923	8,232	—	—

Total Consol. Exp, per 10-Q / K	$66,211	$111,329	$118,427	$102,919	$389,652	$116,461	$100,904	$106,210	$95,708	$389,071

RECONCILIATION OF NOI

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	FYE ’06
Divisional Total NOI
Multifamily	$23,050	$47,885	$47,400	$48,638	$166,973	$46,706	$46,614	$46,980	$50,538	$190,839
Office	17,259	20,528	23,257	29,231	90,275	29,356	29,655	26,435	27,168	112,615
Retail	31,247	28,473	25,470	26,913	112,103	20,605	19,320	18,339	21,058	79,322

Total Divisional NOI	71,556	96,886	96,127	104,782	369,351	96,667	95,589	91,754	98,764	382,776

Less: Unconsolidated NOI	(3,078)	(3,014)	(2,864)	(8,577)	(17,606)	(10,043)	(9,996)	(9,988)	(10,188)	(40,215)
Discontinued Operations	(20,859)	(24,028)	(18,837)	(18,322)	(82,047)	(15,208)	(13,727)	(12,570)	(10,725)	(52,229)
Unallocated Corporate Rev	1,239	1,719	1,631	2,748	7,337	4,108	4,592	4,805	4,170	17,675
Construction NOI	—	—	—	—	—	770	128	215	(41)	1,072
Other Expense	43	(19)	39	(375)	(231)	(216)	(219)	(236)	(222)	(893)
G&A Expenses	(7,261)	(9,707)	(9,994)	(9,777)	(36,739)	(11,514)	(10,767)	(12,588)	(11,437)	(46,308)
Depreciation	(20,112)	(28,423)	(31,083)	(31,562)	(111,180)	(34,594)	(32,556)	(32,947)	(33,595)	(133,692)
Amortization	(2,835)	(20,628)	(18,194)	(6,636)	(48,293)	(6,967)	(3,335)	(4,476)	(4,797)	(19,575)
Impairment Charge	—	—	—	—	—	—	—	—	(1,600)	(1,600)

Income from Operations	18,693	12,786	16,825	32,281	80,592	23,003	29,709	23,969	30,329	107,011
Total Other Income (Expense)	(15,710)	(33,139)	(25,569)	65,417	(9,001)	(19,000)	(1,447)	(30,755)	52,287	1,085

Income from Contin’g Ops (1)	2,983	(20,353)	(8,744)	97,698	71,591	4,003	28,262	(6,786)	82,616	108,097

Disc Ops	6,925	4,765	1,495	5,218	24,983	7,132	5,018	4,389	—	—
05 & 06 Disc Ops Other Inc(Exp)	(6,749)	(1,181)	2,151	(2,238)	(8,410)	(6,297)	—	—	—	—

Inc from Cont (1), per 10-Q / K	$3,159	$(16,769)	$(5,098)	$100,678	$88,164	$4,838	$33,280	$(2,397)	$82,616	$108,097

Quarterly NOI from Properties Not Stabilized in that Quarter
Properties in Lease-up or CIP	235	1,850	2,213	436		415	1,093	1,581	1,000
Acquisitions	1,698	787	1,339	597		417	696	807	171

Notes:
(1) Income from Continuing Operations before extraordinary items, minority interest and discontinued operations. Adjustments for additional discontinued operations have restated prior periods in accordance with FAS 144.

4Q06	- 39 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
NOI FROM DISCONTINUED OPERATIONS
NOI as reported by the Company does not include results from discontinued operations (i.e., assets sold or held for sale as of December 31, 2006). A reconciliation of NOI from properties sold or held for sale to net income for these properties is as follows:

			(dollars in thousands)
	4Q05	FYE ’05		4Q06	FYE ’06
Income from discontinued operations	$7,576	$35,570		$5,916	$25,614
Interest expense, net	2,933	13,999		1,473	7,699
Depreciation and amortization expenses	7,835	34,315		3,336	18,354
Other	(21)	(1,837)		—	562

NOI from discontinued operations	18,323	82,047		10,725	52,229

NOI from assets sold	9,691	50,403		2,083	19,301
NOI from assets held for sale	8,632	31,644		8,642	32,928

NOI from discontinued operations	$18,323	$82,047		$10,725	$52,229

FUNDS FROM OPERATIONS RECONCILIATION

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	FYE ’06
Net Income to Common S/H	$69,905	$7,823	$41,932	$76,346	$197,250	$5,502	$28,495	$14,732	$132,151	$180,449
Minority Int. in CRLP (Cont & Disc)	25,974	2,154	11,201	18,494	56,578	1,324	6,674	3,389	30,317	42,135
Minority Int. in Gain/(Loss) on Sale of Undeprec. Property	—	—	2,880	2,361	5,241	1,133	1,506	(430)	(258)	1,967

Total	95,879	9,977	56,013	97,201	259,069	7,959	36,675	17,691	162,210	224,551

Adjustments — Consolidated
Depreciation — Real Estate	25,227	34,658	37,029	38,211	135,121	39,531	36,829	35,983	35,554	147,898
Amortization — Real Estate	3,587	24,720	22,152	7,569	58,029	7,829	3,758	4,754	5,573	21,915
‘-’:(Gain)/Loss-Sale of Prop, net of Income Tax	(90,336)	(27,530)	(72,183)	(98,577)	(288,621)	(16,532)	(39,297)	(25,103)	(120,481)	(201,413)
‘+’:Gain/(Loss)-Undeprec Prop,										—
net of Inc. Tax and MI	937	1,194	2,934	3,004	8,063	2,573	7,052	5,766	29,129	44,502

Total Adjustments — Cons.	(60,585)	33,042	(10,068)	(49,793)	(87,408)	33,401	8,342	21,400	(50,225)	12,902

Adjustments — Unconsolidated
Depreciation — Real Estate	1,173	1,210	1,278	3,826	7,501	3,431	3,979	4,115	4,051	15,576
Amortization — Real Estate	1	2	1	965	969	1,207	1,673	1,154	1,678	5,713
‘-’:(Gain)/Loss-Sale of Prop	(2,440)	—	115	118	(2,200)	(240)	(960)	(134)	(41,948)	(43,282)

Total Adjustments — Uncons.	(1,266)	1,212	1,394	4,909	6,270	4,398	4,692	5,135	(36,219)	(21,993)

Funds from Operations	$34,028	$44,231	$47,339	$52,317	$177,931	$45,758	$49,709	$44,226	$75,766	$215,460

EBITDA RECONCILIATION

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	FYE ’06
Net Income to Common S/H	$69,905	$7,823	$41,932	$76,346	$197,250	$5,502	$28,495	$14,732	$132,151	$180,449

Consolidated
Minority Interest	25,974	2,154	11,201	18,494	56,578	1,324	6,674	3,389	30,317	42,135
(Inc)/Loss — Uncons. Assets	(2,069)	(184)	24	(1,597)	(3,826)	572	1,433	2,158	(38,929)	(34,766)
Preferred Dividends	5,508	8,044	8,044	8,044	29,640	7,911	7,518	6,363	6,361	28,153
Preferred Share Issuance Costs	—	—	—	—	—	159	1,924	45	—	2,128
Interest Expense	24,878	36,022	35,443	36,150	132,493	32,407	31,341	31,937	32,092	127,777
Income Tax Expense	210	627	2,777	2,729	6,343	2,578	4,478	2,202	2,891	12,149
Depreciation & Amortization	30,071	60,920	61,001	47,495	199,487	49,952	41,878	41,606	41,728	175,164
(Gain)/Loss on Sale (Cont & Disc)	(90,462)	(27,795)	(74,936)	(100,598)	(293,791)	(18,314)	(43,425)	(27,443)	(124,201)	(213,383)
Gain/(Loss)-Undeprec Prop *(1)	1,063	1,459	8,184	7,386	18,092	5,487	12,685	7,676	32,590	58,438

EBITDA from Consolidated Props	65,078	89,070	93,670	94,449	342,266	87,578	93,001	82,665	115,000	378,244

Unconsolidated
Reverse: Inc/(Loss) — Uncons.	2,069	184	(24)	1,597	3,826	(572)	(1,433)	(2,158)	38,929	34,766
Interest Expense	1,587	1,596	1,719	5,299	10,201	5,631	5,965	6,318	6,103	24,017
Depreciation & Amortization	1,185	1,224	1,251	4,427	8,086	4,639	5,891	5,407	5,722	21,659
(Gain)/Loss on Sale of Prop	(2,440)	—	115	118	(2,207)	(240)	(960)	(134)	(41,948)	(43,282)

EBITDA	$67,479	$92,074	$96,731	$105,890	$362,172	$97,036	$102,464	$92,098	$123,806	$415,404

(1)	The Company includes the effects of undepreciated real estate (e.g. land, outparcels and condominium units) in EBITDA, as this is a recurring source of cash.
EBITDA is defined as earnings before interest, taxes, depreciation and amortization (“EBITDA”), including the effects of the Company’s percentage ownership of its unconsolidated partnerships and joint ventures; the calculation also excludes the effects of gains (losses) from depreciated property. The Company believes EBITDA is useful to investors as an indicative measure of operating performance due to the significant long-lived real estate exposure and because it can be used to measure the Company’s ability to service debt, fund capital expenditures and expand its business. However, EBITDA should not be considered an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, EBITDA as calculated by the Company, may not be comparable to similarly titled measures used by other companies. Investors are cautioned that the items adjusted to Net Income to Common Shareholders are significant components in understanding and assessing the Company’s financial performance.

4Q06	- 40 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
RECONCILIATION OF SEC COVERAGE RATIOS

	4Q05	FYE ’05	4Q06	FYE ’06
Earnings
Net Income (before pfd share)	$82,577	$219,641	$136,700	$203,480
Discontinued Operations:
(Income)/Loss from Discontinued Operations	(7,576)	(35,570)	(5,916)	(25,614)
Minority Interest in CRLP	1,471	48,397	16,034	27,259
(Gains)/Losses on Disposal of Discontinued Operations, net of income taxes	30	(182,138)	(79,955)	(120,979)
Minority Interest of Limited Partners	—	585	(59)	2,591
CRLP Min Int. — Common U/H	17,022	8,181	14,283	14,876
(Gains)/Losses from Sales of Property, net of income taxes	(98,607)	(106,482)	(40,526)	(80,434)
Minority Interest of Limited Partners	2,361	5,245	(284)	(766)
Other	(1,292)	(2,449)	(819)	189
(Income)/Loss from Unconsolidated Entities	1,965	(910)	(38,929)	(34,823)

	(2,049)	(45,500)	529	(14,221)

Amort of Interest Capitalized	600	2,400	600	2,400
Capitalized Interest	(2,448)	(9,546)	(5,659)	(17,063)
Distrib from Unconsolidated Entities	640	3,942	2,025	9,370
Fixed Charges, from below	41,873	154,848	41,768	158,675

Earnings	38,616	106,144	39,263	139,161

Fixed Charges
Interest Expense	36,150	132,493	32,092	127,777
Capitalized Interest	2,448	9,546	5,659	17,063
Amort of Deferred Finan’g Costs	1,462	5,559	2,204	6,585
Distrib to Series B Pfd Unitholders	1,813	7,250	1,813	7,250

Total	41,873	154,848	41,768	158,675

Fixed Charges & Preferred Share Distributions
Add: Distrib-Pfd Share Series B, C, D & E	6,231	22,388	4,548	20,901

Total	$48,104	$177,236	$46,316	$179,576

Reconciliation of Supplemental Coverage Ratios

	4Q05	FYE ’05	4Q06	FYE ’06
Interest Coverage Denominator
Interest Expense	$36,150	$132,493	$32,092	$127,777
Interest Exp. — Unconsolidated	5,299	10,201	6,103	24,017

Total Interest Expense	41,449	142,694	38,195	151,794

Fixed Charge Denominator
Add: Preferred Dividend Pmts	8,044	29,640	6,363	28,153
Debt Principal Amortization	2,183	7,691	1,483	6,050
Debt Prin Amort — Unconsolidated	141	645	166	629

Total Fixed Charges	51,817	180,670	46,207	186,626

Fixed Charge w/ Capitalized Interest Denominator
Add: Capitalized Interest	2,448	9,546	5,659	17,063

Total Fixed Charges w/ Cap Int	$54,265	$190,216	$51,866	$203,689

4Q06	- 41 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
Multifamily Scheduled Base Rent per Unit Per Month Reconciliation

	1Q05	2Q05	3Q05	4Q05	1Q06	2Q06	3Q06	4Q06
Same-Property
Scheduled Rent	$816	$812	$814	$818	$825	$830	$831	$834
Less: Vacancy & Concessions *(1)	(150)	(154)	(136)	(145)	(140)	(142)	(134)	(129)

Rent / Unit — Consolidated Assets	$666	$658	$678	$673	$685	$688	$697	$705

Total Division
Effective Monthly Rent/Unit	686	649	669	692	682	683	702	710
Effect of Unconsolidated Assets	(4)	(6)	(15)	(14)	(8)	3	(2)	(0)

Rent / Unit — Consolidated Assets	$682	$643	$654	$678	$674	$686	$700	$710

To Reconcile to Total Division Rent
Mult by: # of Months in Qtr	3	3	3	3	3	3	3	3
Mult by: Avg # of Cons. Units for Pd	15,240	34,900	34,162	33,466	30,612	30,916	32,286	31,447

Revenue	$31,175	$67,316	$67,033	$68,077	$61,901	$63,606	$67,802	$66,977

The Company believes Scheduled Base Rent is useful to investors as a measure of indicated monthly market rents and the maximum potential revenue per unit that is currently achievable. Unconsolidated assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:
(1) [Sched base rents less vacancy loss, all concessions (including but not limited to: renewals, move-ins, models, employee units), and bad debts] /sched base rents.
Office Base Rent per SF Reconciliation

	1Q05	2Q05	3Q05	4Q05	1Q06	2Q06	3Q06	4Q06
Same-Property
Cash Rent per SF	$15.92	$16.58	$16.52	$16.56	$16.61	$16.88	$17.34	$17.51
Effects of Concessions & Contractual Rent Increases	0.70	0.71	0.45	0.51	0.54	0.62	0.37	0.27

S-L Rents per SF — Consolidated	$16.62	$17.29	$16.97	$17.07	$17.15	$17.50	$17.71	$17.78

Total Division
Cash Rent per SF	$16.90	$17.56	$17.95	$18.35	$18.22	$18.78	$19.04	$18.79
Concess. & Contract. Rent Incr.	0.94	0.95	0.88	1.25	1.32	1.13	0.83	0.86

Straight-Lined Rents per SF	17.84	18.51	18.83	19.60	19.54	19.91	19.87	19.65

Effect of Unconsolidated Assets	—	—	—	(0.35)	(0.39)	(0.38)	(0.60)	(0.60)

S-L Rents per SF — Consolidated	$17.84	$18.51	$18.83	$19.25	$19.15	$19.53	$19.27	$19.05

To Reconcilie to Total Division Rent
Div by: # of Qtrs In Yr	4	4	4	4	4	4	4	4
Mult by: Avg Occupied SF — Cons.	5,471	6,095	6,886	7,122	8,953	7,313	6,522	6,310

Revenue	$24,400	$28,205	$32,421	$34,276	$42,863	$35,707	$31,427	$30,050

The Company believes that Cash Rents are a useful alternative measure of performance and a measure of current cash flow generated from a tenant. Unconsolidated assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.
Retail Base Rent per SF Reconciliation from Cash Rents to Straight Line

	1Q05	2Q05	3Q05	4Q05	1Q06	2Q06	3Q06	4Q06
Same-Property
Cash Rent per SF	$18.42	$18.30	$18.35	$18.51	$18.57	$18.67	$18.63	$18.74
Effects of Concessions & Contractual Rent Increases	0.19	0.28	0.35	0.23	0.15	0.12	0.14	0.10

Straight-Line Rent per SF	18.61	18.58	18.70	18.74	18.72	18.79	18.77	18.84

Effect of Unconsolidated Assets	(1.20)	(1.28)	(1.26)	(1.22)	(1.15)	(1.11)	(1.18)	(1.16)

S-L Rents per SF — Consolidated	$17.41	$17.30	$17.44	$17.52	$17.57	$17.68	$17.59	$17.68

Total Division
Cash Rent per SF	$20.13	$20.00	$19.48	$19.61	$19.73	$19.96	$19.96	$20.18
Concess. & Contract. Rent Incr.	0.13	0.19	0.25	0.17	0.26	0.27	0.30	0.23

Straight-Line Rent per SF	20.26	20.19	19.73	19.78	19.99	20.23	20.26	20.41

Unconsolidated Assets	(0.39)	(0.44)	(0.55)	(1.76)	(2.23)	(2.49)	(2.49)	(2.47)

S-L Rents per SF — Consolidated	$19.87	$19.75	$19.18	$18.02	$17.76	$17.74	$17.77	$17.94

To Reconcilie to Total Center Minimum Rent
Less: Effects of Ten>10K	(9.37)	(9.19)	(8.72)	(7.35)	(6.54)	(7.21)	(7.50)	(7.07)

S-L Rents for Centers — Consolidated	10.50	10.56	10.46	10.67	11.22	10.53	10.27	10.87
Div by: # of Qtrs In Yr	4	4	4	4	4	4	4	4
Mult by: Avg Occupied SF — Consolidated	11,058	10,400	9,446	8,514	6,679	6,381	6,442	6,246

Minimum Rents	$29,020	$27,455	$24,706	$22,708	$18,738	$16,800	$16,544	$16,978

The Company believes that Cash Rents are a useful alternative measure of performance and a measure of current cash flow generated from a tenant. Uncons. assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

4Q06	- 42 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate — Reconciliations
($ in 000s, except per share data)
CAPITAL EXPENDITURES

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	FYE ’06
Regular Maintenance
Multifamily	$1,914	$2,238	$1,863	$2,648	$8,663	$1,819	$5,948	$5,602	$9,990	$23,359
Office	286	235	1,171	1,821	3,513	1,113	1,111	1,509	3,947	7,680
Retail	1,456	2,546	182	205	4,389	340	1,258	725	80	2,403

Total Regular Maintenance	3,655	5,019	3,216	4,674	16,565	3,272	8,317	7,836	14,017	33,442
Less: Unconsolidated	(523)	(1,035)	(309)	(495)	(2,362)	(751)	(688)	(721)	(873)	(3,033)

Reg. Maint., Consolidated	3,132	3,984	2,907	4,179	14,203	2,521	7,629	7,115	13,144	30,409

Revenue-Enhancing
Multifamily	4	16	53	5	78	115	128	1,047	223	1,513
Office	—	—	—	—	—	—	—	—	—	—
Retail	414	361	921	561	2,257	192	345	453	668	1,658

Total Rev-Enhancing	418	377	974	566	2,335	307	473	1,500	891	3,171
Less: Unconsolidated	—	(2)	—	(1)	(3)	(7)	(32)	(51)	(62)	(152)

Rev-Enhanc, Consolidated	418	375	974	565	2,332	300	441	1,449	829	3,019

Administrative
Multifamily	118	343	181	—	642	348	135	146	72	701
Office	6	20	49	83	158	37	—	7	11	55
Retail	5	135	6	5	151	6	3	1	—	10
Corporate	446	186	165	600	1,397	429	513	92	468	1,502

Total Administrative	575	684	401	688	2,348	820	651	246	551	2,268
Less: Unconsolidated	—	—	—	—	—	—	—	—	—	—

Admin., Consolidated	575	684	401	688	2,348	820	651	246	551	2,268

Total Capital Expenditures	4,648	6,081	4,591	5,928	21,248	4,399	9,441	9,582	15,459	38,881
Less: Unconsolidated	(523)	(1,037)	(309)	(496)	(2,365)	(758)	(720)	(772)	(935)	(3,185)

Capital Exp., Consolidated	$4,125	$5,044	$4,282	$5,432	$18,883	$3,641	$8,721	$8,810	$14,524	$35,696

Acquisition-Related Capital Exp.	323	3,382	8,072	11,808	23,585	70	18	215	510	813
See Note 1 Under Investment Activity, page 12.
TENANT IMPROVEMENTS & LEASING COMMISSIONS

Tenant Improvements
Multifamily	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Office	3,672	4,347	4,097	5,036	17,152	4,449	5,695	3,815	4,073	18,032
Retail	850	2,303	3,028	1,585	7,766	1,332	1,704	1,874	3,270	8,180

Total Tenant Improvements	4,522	6,650	7,125	6,621	24,918	5,781	7,399	5,689	7,343	26,212
Less: Unconsolidated	—	(433)	(72)	(151)	(656)	(740)	(779)	(568)	(687)	(2,774)
Add: TI — Developments	1,742	319	161	889	3,111	2,431	54	130	80	2,695

Consolidated	$6,264	$6,536	$7,214	$7,359	$27,373	$7,472	$6,674	$5,251	$6,736	$26,133

Leasing Commissions
Multifamily	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Office	1,675	1,869	841	1,645	6,030	2,561	839	2,047	2,078	7,525
Retail	279	308	1,756	1,060	3,403	846	478	607	537	2,468

Total Leasing Commissions	1,954	2,177	2,597	2,705	9,433	3,407	1,317	2,654	2,615	9,993
Less: Unconsolidated	—	—	—	—	—	(1,060)	(166)	(369)	(811)	(2,406)

Consolidated	$1,954	$2,177	$2,597	$2,705	$9,433	$2,347	$1,151	$2,285	$1,804	$7,587

See Note 1 Under Investment Activity, page 12.

4Q06	- 43 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate — Reconciliations
($ in 000s, except per share data)
NET INCOME TO COMMON SHAREHOLDERS

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	FYE ’06
Net Income to Common S/H	$69,905	$7,823	$41,932	$76,346	$197,250	$5,502	$28,495	$14,732	$132,151	$180,449

Earnings per Share
- Basic	$2.51	$0.20	$1.04	$1.71	$5.18	$0.12	$0.63	$0.32	$2.88	$3.97
growth	402.0%	-15.9%	483.3%	216.7%	252.4%	-95.2%	215.0%	-69.2%	68.4%	-23.4%
- Diluted	$2.51	$0.20	$1.04	$1.69	$5.13	$0.12	$0.62	$0.32	$2.85	$3.92
growth	402.0%	-15.0%	483.3%	213.0%	253.8%	-95.2%	210.0%	-69.2%	68.6%	-23.6%
FFO PER SHARE

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	FYE ’06
Funds from Operations	$34,028	$44,231	$47,339	$52,317	$177,931	$45,758	$49,709	$44,226	$75,766	$215,460

- Basic	$0.89	$0.88	$0.93	$0.94	$3.65	$0.82	$0.89	$0.79	$1.34	$3.84
growth	1.9%	0.9%	6.8%	-10.9%	-0.7%	-8.1%	0.5%	-15.1%	42.7%	5.2%
- Diluted	$0.89	$0.88	$0.93	$0.93	$3.62	$0.82	$0.88	$0.79	$1.33	$3.80
growth	3.0%	1.7%	7.8%	-10.8%	-0.6%	-8.1%	-0.3%	-15.1%	42.4%	5.1%
See page 40 for a reconciliation of Net Income to Common S/H to Funds from Operations.
Pursuant to the definition of Funds from Operations (“FFO”) adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), FFO is calculated by adjusting net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.
The Company believes that FFO is useful to investors because it provides an additional indicator of the Company’s financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company’s industry. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, or as an indicator of our ability to make cash distributions.
DIVIDEND SUMMARY

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	FYE ’06
Price per Share (End of Period)	$38.41	$44.00	$44.48	$41.98		$50.13	$49.40	$47.81	$46.88
Dividend Per Share	$0.675	$0.675	$0.675	$0.675	$2.700	$0.680	$0.680	$0.680	$0.680	$2.720
Dividend Yield (End of Period)	7.0%	6.1%	6.1%	6.4%		5.4%	5.5%	5.7%	5.8%

Payout
Dividend/EPS — Diluted	26.9%	337.5%	64.9%	39.9%	52.6%	566.7%	109.7%	212.5%	23.9%	69.4%
Dividend/FFO — Diluted	75.7%	76.7%	73.0%	72.4%	74.7%	83.0%	77.4%	86.5%	51.1%	71.6%
See page 40 for a reconciliation of Net Income to Common S/H to Funds from Operations. Dividend/FFO — Diluted is useful to investors as an additional measure to determine the Company’s ability to pay its dividend.

4Q06	- 44 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Portfolio Occupancy Listing

			%	Total
Property	Location		Own	Units	SF (000s)	4Q05	1Q06	2Q06	3Q06	4Q06	S-P
CONSOLIDATED PROPERTIES

Ashley Park	Richmond	VA	100%	272	194.5	97.4%	93.4%	91.5%	94.9%	95.6%	S
Autumn Park	Greensboro	NC	100%	402	403.8	92.8%	94.0%	91.5%	91.8%	94.3%	S
Beacon Hill	Charlotte	NC	100%	349	256.1	93.7%	94.0%	94.0%	95.1%	94.6%	S
Brookfield	Dallas	TX	100%	232	165.7	89.2%	98.3%	93.1%	99.1%	94.4%	S
Cape Landing	Myrtle Beach	SC	100%	288	268.6	91.0%	97.2%	98.3%	96.5%	91.7%	S
CG at Arringdon	Raleigh	NC	100%	320	311.2	95.0%	95.0%	97.5%	95.0%	96.6%	S
CG at Barrett Creek	Atlanta	GA	100%	332	310.0	94.3%	97.6%	95.5%	98.2%	97.6%
CG at Bear Creek (Euless)	Fort Worth	TX	100%	436	395.1	95.2%	95.4%	93.8%	95.9%	95.9%
CG at Bellevue	Nashville	TN	100%	349	344.0	94.6%	91.7%	95.4%	93.7%	95.4%
CG at Berkeley Lake	Atlanta	GA	100%	180	244.2	96.1%	96.7%	96.1%	98.3%	96.1%	S
CG at Beverly Crest	Charlotte	NC	100%	300	278.7	97.0%	96.3%	94.3%	95.7%	90.7%	S
CG at Crabtree Valley	Raleigh	NC	100%	210	209.7	94.8%	96.2%	92.4%	97.6%	97.1%
CG at Cypress Cove	Charleston	NC	100%	264	304.0					96.6%
CG at Edgewater I	Huntsville	Al	100%	500	541.4	96.2%	98.6%	96.8%	98.2%	96.0%	S
CG at Enclave	Atlanta	GA	100%	200	226.9	94.5%	93.5%	94.5%	97.0%	96.0%	S
CG at Hammocks	Savannah	GA	100%	308	323.8	97.4%	95.5%	92.9%	95.5%	96.4%	S
CG at Heather Glen	Orlando	FL	100%	448	523.2	98.7%	100.0%	99.1%	99.1%	99.6%	S
CG at Heathrow	Orlando	FL	100%	312	353.0	100.0%	99.7%	96.5%	94.9%	94.2%	S
CG at Hunter’s Creek	Orlando	FL	100%	496	624.5	96.4%	97.0%	97.4%	95.0%	97.4%	S
CG at Lakewood Ranch	Sarasota	FL	100%	288	301.7	99.0%	97.9%	97.9%	97.6%	96.9%	S
CG at Legacy Park	Charlotte	NC	100%	288	300.8	94.1%	96.5%	96.2%	93.8%	94.8%	S
CG at Liberty Park	Birmingham	AL	100%	300	338.7	96.3%	96.7%	97.7%	96.7%	96.0%	S
CG at Madison	Huntsville	AL	100%	336	354.6	94.3%	98.5%	96.4%	95.2%	94.9%	S
CG at Mallard Creek	Charlotte	NC	100%	252	232.6	98.4%	96.4%	96.4%	92.9%	95.6%
CG at Mallard Lake	Charlotte	NC	100%	302	300.8	93.4%	95.7%	93.0%	97.0%	93.7%
CG at McDaniel Farm	Atlanta	GA	100%	424	456.8			95.0%	93.4%	94.8%
CG at McGinnis Ferry	Atlanta	GA	100%	434	509.5	96.3%	97.7%	96.3%	95.9%	90.6%	S
CG at Mount Vernon	Atlanta	GA	100%	213	257.2	97.2%	98.1%	98.6%	94.8%	95.3%	S
CG at Natchez Trace	Jackson	MS	100%	328	342.8	97.9%	95.1%	98.5%	96.0%	94.8%	S
CG at Patterson Place	Raleigh	NC	100%	252	236.8	96.0%	96.0%	96.0%	95.2%	95.2%	S
CG at Pleasant Hill	Atlanta	GA	100%	502	501.8				94.2%	93.4%
CG at Promenade	Montgomery	AL	100%	384	478.2	96.4%	95.8%	88.8%	94.3%	92.2%	S
CG at Quarterdeck	Charleston	SC	100%	230	218.9	95.7%	97.4%	98.3%	97.8%	94.8%	S
CG at River Oaks	Atlanta	GA	100%	216	276.2	94.4%	93.5%	100.0%	97.2%	94.9%	S
CG at River Plantation	Atlanta	GA	100%	232	310.4	93.5%	93.5%	99.6%	94.4%	94.0%	S
CG at Round Rock	Austin	TX	100%	422	429.7		LU	LU	LU	LU
CG at Scottsdale	Phoenix	AR	100%	180	182.9				93.3%	95.6%
CG at Seven Oaks	Tampa	FL	100%	318	301.5	94.3%	100.0%	99.1%	98.7%	96.5%	S
CG at Shelby Farms	Memphis	TN	100%	296	317.6	94.6%	95.9%	97.3%	95.6%	93.9%
CG at Shiloh	Atlanta	GA	100%	498	533.4				95.2%	95.8%
CG at Silverado Reserve	Austin	TX	100%	256	266.4		LU	LU	LU	94.1%
CG at Sugarloaf	Atlanta	GA	100%	250	328.6	90.4%	99.6%	94.4%	95.2%	97.2%	S
CG at The Reservoir	Jackson	MS	100%	170	195.4	100.0%	97.6%	98.2%	99.4%	97.1%	S
CG at TownPark (Lake Mary)	Orlando	FL	100%	456	564.1	98.0%	97.1%	93.4%	96.1%	94.5%	S
CG at TownPark Reserve	Orlando	FL	100%	80	77.4	100.0%	100.0%	100.0%	100.0%	97.5%	S
CG at Trinity Commons	Raleigh	NC	100%	462	484.4	97.0%	94.2%	91.6%	95.9%	94.8%	S
CG at University Center	Charlotte	NC	100%	156	167.0					94.2%
CG at Valley Ranch	Dallas	TX	100%	396	462.1	98.2%	97.2%	97.0%	96.2%	97.2%	S
CG at Wilmington	Wilmington	NC	100%	390	355.9	95.9%	93.3%	98.2%	98.5%	96.4%	S
Clarion Crossing	Raleigh	NC	100%	260	227.1	95.0%	95.4%	93.5%	95.4%	97.7%	S
Cottonwood Crossing	Fort Worth	TX	100%	200	150.2	92.5%	93.0%	93.5%	97.0%	98.5%	S
CV at Ashford Place	Mobile	AL	100%	168	145.6	98.2%	99.4%	98.8%	99.4%	98.2%	S
CV at Bear Creek	Fort Worth	TX	100%	120	90.6	98.3%	97.5%	97.5%	95.8%	98.3%	S
CV at Bedford	Fort Worth	TX	100%	238	157.6	96.6%	97.1%	95.0%	98.3%	97.9%	S
CV at Canyon Hills	Austin	TX	100%	229	183.1	99.6%	99.6%	98.7%	99.1%	99.1%	S
CV at Chancellor Park	Charlotte	NC	100%	340	326.4				98.2%	96.8%

4Q06	- 45 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Portfolio Occupancy Listing

			%	Total
Property	Location		Own	Units	SF (000s)	4Q05	1Q06	2Q06	3Q06	4Q06	S-P
CV at Charleston Place	Charlotte	NC	100%	214	172.4	94.4%	96.7%	97.7%	95.8%	91.6%	S
CV at Chase Gayton	Richmond	VA	100%	328	311.2	95.7%	94.5%	95.1%	91.5%	94.2%	S
CV at Deerfield	Raleigh	NC	100%	204	198.2	90.2%	94.1%	94.6%	94.1%	95.6%	S
CV at Greenbrier	Richmond	VA	100%	258	218.2	97.7%	96.5%	98.8%	99.6%	99.2%	S
CV at Greentree	Savannah	GA	100%	194	165.2	99.0%	98.5%	97.4%	100.0%	99.0%	S
CV at Greystone	Charlotte	NC	100%	408	387.0	93.4%	96.8%	93.4%	96.6%	93.9%	S
CV at Hampton Glen	Richmond	VA	100%	232	177.8	96.1%	97.0%	97.0%	98.3%	96.6%	S
CV at Hampton Pointe	Charleston	SC	100%	304	314.6	93.1%	96.1%	98.0%	98.4%	97.4%	S
CV at Harbour Club	Norfolk	VA	100%	214	193.2	97.7%	95.3%	98.6%	94.4%	91.1%	S
CV at Highland Hills	Raleigh	NC	100%	264	277.3	94.7%	92.4%	87.9%	95.1%	95.8%	S
CV at Huntington	Savannah	GA	100%	147	121.1	96.6%	98.0%	98.0%	98.6%	98.6%	S
CV at Huntleigh Woods	Mobile	AL	100%	233	198.9	99.1%	99.1%	97.0%	98.7%	94.8%	S
CV at Inverness	Birmingham	AL	100%	586	508.6	93.3%	93.3%	98.1%	97.1%	95.7%	S
CV at Main Park	Dallas	TX	100%	192	180.3	92.7%	97.9%	93.2%	99.5%	98.4%	S
CV at Marsh Cove	Savannah	GA	100%	188	197.2	92.0%	98.4%	100.0%	99.5%	95.7%	S
CV at Meadow Creek	Charlotte	NC	100%	250	230.4	92.0%	94.4%	96.0%	94.8%	96.4%	S
CV at Mill Creek	Greensboro	NC	100%	220	209.7	91.4%	96.4%	95.0%	96.8%	97.3%	S
CV at North Arlington	Fort Worth	TX	100%	240	190.5	95.8%	93.8%	95.0%	95.8%	95.4%	S
CV at Oak Bend	Dallas	TX	100%	426	382.7				95.1%	97.4%
CV at Pear Ridge	Dallas	TX	100%	242	198.5	93.0%	97.9%	97.5%	98.8%	95.9%	S
CV at Pinnacle Ridge	Asheville	NC	100%	166	146.9	97.0%	99.4%	97.6%	100.0%	99.4%	S
CV at Poplar Place	Atlanta	GA	100%	324	299.7	92.6%	99.1%	96.9%	96.3%	89.5%	S
CV at Quarry Oaks	Austin	TX	100%	533	470.0	93.6%	94.4%	95.3%	95.3%	96.4%	S
CV at Regency Place	Raleigh	NC	100%	180	156.9	95.0%	93.3%	95.6%	93.9%	95.0%	S
CV at Shoal Creek	Fort Worth	TX	100%	408	388.4			95.6%	97.5%	95.8%
CV at Sierra Vista	Austin	TX	100%	232	205.6	94.0%	95.7%	100.0%	99.6%	98.3%	S
CV at Silverado	Austin	TX	100%	238	239.6	93.3%	94.1%	96.6%	93.3%	95.8%
CV at South Tryon	Charlotte	NC	100%	216	236.1	98.6%	96.8%	98.1%	96.8%	95.8%	S
CV at Spring Lake	Atlanta	GA	100%	188	189.7	94.7%	97.3%	95.2%	96.3%	94.1%	S
CV at Stone Point	Charlotte	NC	100%	192	172.9	93.8%	95.3%	99.5%	99.0%	96.4%	S
CV at Timber Crest	Charlotte	NC	100%	282	273.4	94.0%	94.7%	97.5%	95.4%	94.7%	S
CV at Timothy Woods	Athens	GA	100%	204	211.4	95.6%	96.6%	95.6%	91.2%	94.1%	S
CV at Tradewinds	Norfolk	VA	100%	284	279.9	95.4%	97.9%	96.1%	97.9%	97.2%	S
CV at Trussville	Birmingham	AL	100%	376	410.3	93.6%	98.1%	96.5%	96.0%	92.3%	S
CV at Twin Lakes	Orlando	FL	100%	460	417.8	97.4%	98.9%	96.5%	97.8%	93.0%
CV at Waterford	Richmond	VA	100%	312	288.8	96.5%	95.2%	95.2%	88.5%	99.7%	S
CV at Waters Edge	Charleston	SC	100%	204	187.6	92.6%	96.1%	96.1%	98.0%	95.6%	S
CV at West End	Richmond	VA	100%	224	137.3	98.2%	99.1%	95.5%	96.9%	97.3%	S
CV at Westchase	Charleston	SC	100%	352	258.2	94.9%	96.9%	98.0%	97.4%	99.1%	S
CV at Willow Creek	Dallas	TX	100%	478	426.9			94.8%	95.4%	97.3%
CV at Windsor Place	Charleston	SC	100%	224	213.4	92.9%	95.5%	97.3%	97.3%	93.3%	S
Glen Eagles	Greensboro	NC	100%	310	313.5	90.0%	95.2%	94.5%	95.2%	95.5%	S
Grayson Square I	Fort Worth	TX	100%	450	380.5	95.8%	97.8%	95.8%	97.8%	98.0%	S
Heatherwood	Charlotte	NC	100%	476	438.6	91.6%	92.0%	91.0%	91.0%	93.9%	S
Mayflower Seaside	Norfolk	VA	100%	265	172.8	95.8%	97.4%	97.0%	94.0%	87.9%	S
Paces Cove	Dallas	TX	100%	328	219.7	100.0%	94.2%	97.0%	97.9%	94.5%	S
Paces Point	Dallas	TX	100%	300	228.7	95.3%	97.7%	95.7%	96.0%	92.0%	S
Parkside at Woodlake	Raleigh	NC	100%	266	255.1	91.0%	96.2%	98.1%	94.7%	97.7%	S
Remington Hills	Dallas	TX	100%	362	346.6	93.6%	92.0%	98.1%	98.1%	97.8%	S
Summer Tree	Dallas	TX	100%	232	136.3	94.4%	94.8%	97.4%	97.4%	98.3%	S
Trolley Square East	Richmond	VA	100%	328	170.3	97.9%	99.1%	89.9%	96.0%	93.9%	S
Trophy Chase I	Charlottesville	VA	100%	425	369.7	95.1%	95.3%	94.1%	93.6%	92.7%	S

TOTAL CONSOLIDATED	107			31,805	30,688.9	95.3%	96.2%	96.0%	96.1%	95.5%

4Q06	- 46 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Portfolio Occupancy Listing

			%	Total
Property	Location		Own	Units	SF (000s)	4Q05	1Q06	2Q06	3Q06	4Q06	S-P
UNCONSOLIDATED PROPERTIES

Belterra	Fort Worth	TX	10%	288	278.3					LU
CG at Bayshore	Sarasota	FL	25%	376	374.2	98.9%	99.2%	97.1%	97.6%	93.1%
CG at Brentwood	Nashville	TN	25%	254	286.9	95.3%	96.1%	98.4%	95.3%	95.7%
CG at Huntcliff	Atlanta	GA	20%	358	364.6		97.2%	96.4%	95.5%	96.9%
CG at Mountain Brook	Birmingham	AL	15%	392	392.7	94.4%	98.7%	95.9%	93.9%	96.7%
CG at Research Park (Durham)	Raleigh	NC	20%	370	383.7	91.9%	91.9%	91.6%	86.5%	97.1%
CG at Palma Sola	Sarasota	FL	25%	340	293.3	97.4%	99.7%	97.6%	97.4%	92.7%
Colony Woods	Birmingham	AL	10%	414	450.7	93.7%	94.0%	94.2%	95.9%	91.3%
Cunningham	Austin	TX	20%	280	257.3	90.0%	98.2%	97.9%	98.9%	98.6%
CV at Hendersonville	Nashville	TN	25%	364	341.8	92.3%	93.4%	97.8%	93.4%	96.2%
CV at Matthews	Charlotte	NC	25%	270	255.7		94.1%	97.8%	98.1%	91.5%
CV at Rocky Ridge	Birmingham	AL	15%	226	258.9	95.1%	98.2%	92.5%	94.7%	95.6%
Madison	Birmingham	AL	10%	276	249.3	97.5%	95.7%	96.7%	96.0%	93.5%
Meadows	Birmingham	AL	10%	400	465.6	96.5%	95.8%	93.8%	92.8%	93.3%
Merritt at Godley Station	Savannah	GA	35%	312	337.3	LU	98.7%	97.8%	98.7%	95.8%
Park Crossing	Fairfield	CA	10%	200	209.9					LU
Stone Ridge	Columbia	SC	10%	191	199.2	92.7%	85.3%	81.2%	81.7%	92.1%
The Arbors at Windsor Lake	Columbia	SC	10%	228	216.2	93.4%	96.9%	98.2%	96.9%	94.3%
The Grove at Riverchase	Birmingham	AL	20%	345	344.6	95.7%	94.8%	95.9%	93.0%	93.3%

TOTAL UNCONSOLIDATED	17			5,396	5,472.1
UNCONSOLIDATED WTD FOR CLP % OWNED				1,026	1,031.9	94.0%	96.1%	95.8%	94.6%	94.6%

PROPERTIES SOLD

Arabian Trails	Phoenix	AZ	20%	384	347.2	97.1%	97.7%	97.9%	96.4%
Arbor Trace	Norfolk	VA	100%	148	125.2	96.6%	98.6%
Casas Lindas	Tuscon	AZ	24%	144	160.6	95.1%	100.0%	100.0%	97.2%
CG at Barrington Club	Macon	GA	15%	176	191.9	98.9%
CG at Cypress Crossing	Orlando	FL	100%	250	314.6	98.4%	95.2%
CG at Galleria	Birmingham	AL	100%	1,080	1,205.7	94.8%	95.2%	97.3%	96.7%
CG at Inverness Lakes II	Mobile	AL	5%	312	329.9	92.0%
CG at Metrowest***	Orlando	FL	100%	311	313.5	96.8%
CG at Riverchase	Birmingham	AL	100%	468	745.8	95.7%	97.9%	97.0%	99.8%
CG at Whitemarsh	Savannah	GA	100%	352	417.9	92.9%
Colonia del Rio	Tuscon	AZ	24%	176	177.9	96.0%	94.9%	98.3%	93.2%
Copper Crossing	Fort Worth	TX	100%	400	308.4	91.0%
CV at Caledon Wood	Greenville	SC	100%	350	348.3	97.7%
CV at Estrada	Dallas	TX	100%	248	190.6	97.2%
CV at Haverhill	San Antonio	TX	100%	322	325.1	95.7%	97.8%	97.5%	96.9%
CV at Hillwood	Montgomery	AL	15%	160	150.9	100.0%
CV at Inverness Lakes	Mobile	AL	15%	186	176.5	100.0%
CV at Paces Glen	Charlotte	NC	100%	172	156.3	89.5%
CV at Remington Place	Raleigh	NC	100%	136	159.6	97.1%
CV at Research Park	Huntsville	AL	100%	736	809.3	99.3%	97.1%	96.9%	97.3%
CV at Stockbridge	Atlanta	GA	15%	240	253.2	95.8%
CV at Stone Brook	Atlanta	GA	100%	188	176.2	87.2%
Desert Lakes	Las Vegas	NV	24%	184	188.4	94.0%	96.2%	97.8%	95.1%
Fairway Crossing	Phoenix	AZ	24%	310	303.2	94.2%	95.2%	97.1%	92.9%
Hacienda del Rio	Tuscon	AZ	24%	248	152.5	97.6%	97.6%	98.0%	96.4%
La Entrada	Phoenix	AZ	20%	130	112.8	98.5%	98.5%	97.7%	97.7%

4Q06	- 47 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Portfolio Occupancy Listing

			%	Total
Property	Location		Own	Units	SF (000s)	4Q05	1Q06	2Q06	3Q06	4Q06	S-P
Merritt at James Island***	Charleston	SC	100%	230	262.2	92.6%
PH at Harbor View	Chattanooga	TN	0%	308	310.0
Pinnacle Estates	Albuquerque	NM	24%	294	313.4	93.5%	94.9%	95.2%	91.5%
Pinnacle Flamingo West	Las Vegas	NV	24%	324	320.4	96.9%	93.8%	96.3%	97.2%
Pinnacle Heights	Tuscon	AZ	24%	310	339.4	97.1%	98.4%	98.4%	96.5%
Pinnacle High Desert	Albuquerque	NM	24%	430	478.0	95.6%	94.7%	96.5%	95.3%
Pinnacle High Resort	Albuquerque	NM	24%	301	322.8	93.7%	94.4%	96.3%	97.3%
Posada del Este	Phoenix	AZ	24%	148	128.9	98.0%	95.9%	94.6%	93.2%
Rancho Viejo	Phoenix	AZ	20%	266	207.4	98.5%	97.4%
Rivermont Apartments	Nashville	TN	0%	106	115.3
Springhill	Tuscon	AZ	24%	224	175.5	97.8%	97.8%	98.2%	97.8%
Summerwalk	Charlotte	NC	100%	160	135.1	98.1%
Summit Place	Charleston	SC	0%	226	200.0
Talavera	Las Vegas	NV	24%	350	353.7	96.0%	94.0%	98.6%	98.0%
The Meadows I	Asheville	NC	100%	392	387.0	94.4%
Preserve at Godley Station I	Savannah	GA	0%	220	239.2
Preserve at Godley Station II	Savannah	GA	0%	160	165.0
The Timbers	Raleigh	NC	100%	176	131.2	93.2%
The Trestles	Raleigh	NC	100%	280	217.3	95.7%

TOTAL SOLD	45			12,716	12,943.6	95.7%	96.6%	96.7%	96.4%

THIRD-PARTY MANAGED PROPERTIES

Evergreen Terrace	Phoenix	AZ	0%	185	128.9
Hawthorn Groves	Orlando	FL	0%	328	362.8
Hawthorn Village	Daytona Beach	FL	0%	378	414.1
Monte D’oro	Birmingham	AL	0%	200	295.8
PH Coursey Place	Baton Rouge	LA	0%	352	344.3
PH Rocky Ridge	Atlanta	GA	0%	300	347.3
Ventana Palms	Phoenix	AZ	0%	160	137.5

TOTAL MANAGED	7			1,903	2,030.7

Notes:

CG = Colonial Grand Apartments, Class A; CV = Colonial Village Apartments, Class B

LU = Properties in lease-up; these properties are not included in occupancies for Subtotals or Summary Categories.

S = Current year same-property portfolio: property has been in service for a full calendar year. Partial-owned properties are not included.

*** Properties that are being converted to condominiums.

4Q06	- 48 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Office Portfolio Occupancy Listing

			%
Property	Location		Own	SF - 000s (1)	4Q05	1Q06	2Q06	3Q06	4Q06	S-P
CONSOLIDATED PROPERTIES

250 Commerce Center	Montgomery	AL		37.4	97.1%	97.1%	97.1%	97.1%	97.1%	S
901 Maitland	Orlando	FL		155.7	76.5%	63.2%	66.1%	66.1%	66.1%	S
AmSouth Center	Huntsville	AL		154.5	96.9%	96.0%	95.4%	95.8%	94.6%	S
Colonal Center at Colonnade	Birmingham	AL		419.3	99.7%	99.6%	97.7%	99.0%	99.5%	S
Colonial Center 100 at TownPark	Orlando	FL		153.6	100.0%	100.0%	98.6%	100.0%	97.7%	S
Colonial Center 200 at TownPark	Orlando	FL		155.2	100.0%	100.0%	100.0%	97.7%	97.7%	S
Colonial Center 300 at TownPark	Orlando	FL		149.5				LU	LU
Colonial Center 600 at TownPark	Orlando	FL		199.6	100.0%	100.0%	100.0%	100.0%	100.0%	S
Colonial Center at Bayside	Tampa	FL		212.9	72.3%	69.7%	70.6%	82.8%	98.2%
Colonial Center Blue Lake	Birmingham	AL		166.7	98.3%	99.1%	99.1%	99.9%	99.9%	S
Colonial Center Heathrow	Orlando	FL		730.1	91.4%	91.7%	97.9%	98.3%	88.2%	S
Colonial Center Heathrow 1001	Orlando	FL		192.2	95.0%	95.0%	97.0%	97.0%	97.0%
Colonial Center Lakeside	Huntsville	AL		122.2	100.0%	100.0%	97.4%	95.8%	98.4%	S
Colonial Center at Research Park	Huntsville	AL		133.6	74.6%	93.7%	93.7%	97.7%	100.0%	S
Colonial Center at Research Place	Huntsville	AL		272.6	100.0%	100.0%	98.0%	98.0%	98.0%	S
Colonial Place I and II	Tampa	FL		371.3	89.9%	92.6%	96.1%	96.1%	97.3%
Colonial Plaza	Birmingham	AL		170.9	96.3%	96.3%	96.3%	96.3%	96.3%	S
Colonial TownPark Office — Lifestyle	Orlando	FL		33.4	100.0%	100.0%	100.0%	100.0%	100.0%	S
Concourse Center	Tampa	FL		294.4	83.4%	94.7%	97.6%	98.4%	98.5%	S
DRS Building	Huntsville	AL		215.5	100.0%	100.0%	100.0%	100.0%	100.0%	S
Esplanade	Charlotte	NC		203.0	45.8%	55.9%	65.3%	67.7%	76.3%
Independence Plaza	Birmingham	AL		106.2	99.7%	99.7%	99.7%	99.7%	99.3%	S
International Park	Birmingham	AL		211.0	99.3%	98.1%	99.3%	99.3%	99.3%	S
The Peachtree (4)	Atlanta	GA		309.6	76.9%	82.2%	83.0%	88.5%	88.6%
The Peachtree 1125/1400 (4)	Atlanta	GA		7.0				100.0%	100.0%
Perimeter Corporate Park	Huntsville	AL		234.8	92.6%	88.9%	94.9%	96.8%	100.0%	S
Progress Center	Huntsville	AL		222.0	100.0%	95.2%	100.0%	97.7%	98.8%	S
Research Park Office Center	Huntsville	AL		176.6	100.0%	100.0%	100.0%	100.0%	100.0%	S
Research Park Office Center #4	Huntsville	AL		59.9	100.0%	100.0%	81.4%	100.0%	100.0%
Research Park Plaza III and IV	Austin	TX		357.7	100.0%	100.0%	100.0%	100.0%	100.0%
Riverchase Center	Birmingham	AL		305.9	97.8%	96.6%	79.7%	82.1%	82.1%	S

TOTAL CONSOLIDATED	30			6,534.2	92.1%	92.8%	93.5%	94.8%	94.7%

UNCONSOLIDATED PROPERTIES

Atlanta Chamblee (2)	Atlanta	GA	15%	1,132.9	92.9%	93.4%	94.3%	94.7%	95.1%
Atlanta Perimeter (2)	Atlanta	GA	15%	182.0	83.0%	86.8%	86.8%	85.3%	86.7%
Atlantic Center Plaza (2)	Atlanta	GA	15%	499.6	88.9%	90.2%	90.2%	92.1%	91.1%
Baymeadows Way (2)	Jacksonville	FL	15%	224.3	100.0%	100.0%	100.0%	100.0%	100.0%
Broward Financial Center (2)	Jacksonville	FL	15%	325.5	79.2%	79.2%	77.7%	78.4%	79.8%
Charlotte University (2)	Charlotte	NC	15%	183.0	90.9%	92.8%	90.9%	87.2%	87.2%
Colonial Center Mansell Overlook	Atlanta	GA	15%	652.5			99.8%	95.1%	94.7%
Decoverly (2)	Rockville	MD	15%	154.8	98.8%	98.8%	98.8%	62.3%	62.3%
Germantown Center (2)	Memphis	TN	15%	532.0	85.8%	86.1%	84.8%	84.7%	85.8%
Jacksonville Baymeadows (2)	Ft. Lauderdale	FL	15%	751.3	97.1%	97.1%	96.6%	93.7%	92.2%
Jacksonville JTB (2)	Jacksonville	FL	15%	416.8	100.0%	100.0%	93.0%	93.0%	93.0%
Lakeside & Shoppes at Mansell	Atlanta	GA	15%	35.7			92.7%	92.7%	89.1%
Land Title Building	Birmingham	AL	33%	30.0	100.0%	100.0%	100.0%	100.0%	100.0%
Las Olas Centre (2)	Ft. Lauderdale	FL	15%	469.2	88.3%	83.3%	82.0%	84.5%	82.9%

4Q06	- 49 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Office Portfolio Occupancy Listing

			%
Property	Location		Own	SF - 000s (1)	4Q05	1Q06	2Q06	3Q06	4Q06	S-P
McGinnis Park (2)	Atlanta	GA	15%	202.2	61.6%	58.6%	58.6%	66.1%	67.2%
Orlando Central (2)	Orlando	FL	15%	616.1	85.9%	85.4%	83.8%	84.0%	85.0%
Orlando Lake Mary (2)	Orlando	FL	15%	303.4	80.4%	83.1%	84.9%	91.0%	91.4%
Orlando University (2)	Orlando	FL	15%	384.7	92.6%	91.8%	90.7%	85.0%	90.2%
Post Oak (2)	Houston	TX	15%	1,199.2	94.0%	91.3%	92.9%	93.5%	95.7%
Ravinia 3 (2)	Atlanta	GA	15%	800.6	77.1%	74.8%	75.0%	75.4%	76.7%
Signature Place (2)	Dallas	TX	15%	437.4	69.6%	66.0%	72.9%	80.0%	77.2%
St.Petersburg Center (2)	Tampa	FL	15%	675.5	87.4%	90.5%	88.4%	89.5%	90.0%
Westchase (2)	Houston	TX	15%	184.3	81.8%	92.2%	96.3%	96.3%	96.3%

TOTAL UNCONSOLIDATED	23			10,393.0
UNCONSOLIDATED WTD FOR CLP % OWNED				1,564.4	88.1%	87.7%	88.4%	88.1%	88.6%

SOLD — LAST 5 QTRS

6600 Campus Circle (2)	Dallas	TX	15%	127.2	96.8%	96.8%
Atlanta Gwinnett Place (2)	Atlanta	GA	15%	262.8	72.8%	73.4%
Charlotte Vanguard (2)	Charlotte	NC	15%	527.5	66.1%	72.7%	72.8%
Colonial Bank Centre	Miami	FL		235.5	86.0%	90.5%	91.7%
Colonial Center Heathrow 500	Orlando	FL		75.9	100.0%	100.0%	100.0%	100.0%
Colonial Center Mansell Overlook (3)	Atlanta	GA		652.5	99.2%	99.8%
Interstate Park	Montgomery	AL		227.0	89.8%	89.6%	91.4%	95.5%
Lakeside at Mansell (3)	Atlanta	GA		14.9	LU	100.0%
Mansell 400 Business Park	Atlanta	GA		188.5	87.3%	87.8%
Paragon Place 1 (2)	Richmond	VA	15%	145.1	99.7%	98.9%
Shoppes at Mansell (3)	Atlanta	GA		20.9	100.0%	87.5%
Tallahassee Center (2)	Tallahassee	FL	15%	836.4	77.8%	84.3%	85.3%
Tollway Crossing (2)	Dallas	TX	15%	152.2	100.0%	100.0%	100.0%	75.3%

TOTAL SOLD	13			3,466.3	91.3%	92.7%	89.7%	95.1%

THIRD-PARTY MANAGED PROPERTIES

International Park 2000	Birmingham	AL	0%	129.5
Interstate Park	Montgomery	AL	0%	270.3
Mansell 400 Business Park	Atlanta	GA	0%	188.5
Colonial Center Heathrow 500	Orlando	FL	0%	75.9

TOTAL MANAGED	4			664.1

(1)	Square footage includes Colonial’s weighted square footage for unconsolidated properties. Total square footage not weighted is equal to 16,927.2 square feet.

(2)	DRA / Colonial Office JV Property.

(3)	Colonial entered into a joint venture with UBS Wealth Management in which it transferred these 3 properties to the partnership. Colonial retained a 15% interest in these properties. Colonial is retaining leasing and management responsibilities.

(4)	The Peachtree Building is separated by purchase year (309.6 sf in 2005, 7.0 sf in 2006) for the purpose of same store calculations.

4Q06	- 50 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Retail Portfolio Occupancy Listing

			%	Total	Anchor	CLP
Property	Location		Own	SF (000s)	Owned	SF (000s)	4Q05	1Q06	2Q06	3Q06	4Q06	S-P
CONSOLIDATED PROPERTIES

Britt David Shopping Ctr	Columbus	GA		102.6	—	102.6	75.9%	74.7%	96.4%	96.4%	96.4%	S
Brookwood Village Ctr	Birmingham	AL		76.6	—	76.6	81.5%	86.9%	86.9%	100.0%	100.0%
CM Decatur	Huntsville	AL		576.1	80.9	495.2	89.0%	87.9%	87.6%	87.5%	87.6%
CM Lakeshore	Gainesville	GA		518.3	—	518.3	93.1%	92.3%	91.7%	93.1%	93.6%	S
CM Mayberry	Mount Airy	NC		206.9	57.8	149.1	94.5%	93.4%	93.4%	94.5%	94.5%	S
CM Staunton	Staunton	VA		424.0	—	424.0	96.9%	96.9%	90.1%	86.9%	92.5%	S
Colonial Brookwood Village	Birmingham	AL		603.7	232.0	371.8	96.3%	97.4%	95.6%	96.0%	96.6%	S
Colonial Shops Colonnade	Birmingham	AL		125.5	—	125.5	86.8%	90.2%	93.4%	94.1%	94.1%	S
CP at Portofino	Houston	TX		372.5	—	372.5	82.9%	82.3%	84.5%	85.3%	87.3%
CP Alabaster	Birmingham	AL		218.7	—	218.7	100.0%	100.0%	97.1%	93.2%	92.7%
CP Beechwood	Athens	GA		350.1	—	350.1	99.8%	100.0%	99.5%	99.5%	99.5%	S
CP Burnt Store	Punta Gorda	FL		95.0	—	95.0	98.9%	98.9%	98.9%	98.9%	98.9%	S
CP Craft Farms	Gulf Shores	AL		53.2	—	53.2	LU	LU	LU	LU	LU
CP Hunter’s Creek	Orlando	FL		227.5	—	227.5	52.6%	52.6%	100.0%	99.1%	99.1%	S
CP Lakewood	Jacksonville	FL		195.0	—	195.0	83.0%	84.6%	84.6%	92.2%	91.6%	S
CP Montgomery	Montgomery	AL		209.1	44.0	165.1	80.0%	58.2%	66.3%	66.3%	84.5%	S
CP Montgomery North	Montgomery	AL		209.9	101.8	108.1	97.9%	97.9%	97.9%	97.9%	96.0%	S
CP Northdale	Tampa	FL		230.9	55.0	175.9	95.2%	95.2%	95.2%	95.2%	93.8%	S
CP TownPark	Orlando	FL		199.2	—	199.2	88.9%	92.2%	93.0%	96.6%	95.1%	S
CP Trussville	Birmingham	AL		388.3	—	388.3	100.0%	100.0%	100.0%	100.0%	99.6%	S
CP Trussville II	Birmingham	AL		282.7	224.5	58.2	100.0%	100.0%	100.0%	97.9%	95.2%	S
CP Wekiva	Orlando	FL		208.6	—	208.6	85.5%	83.5%	91.5%	90.6%	93.6%	S
CP Winter Haven	Orlando	FL		161.6	—	161.6	87.2%	90.4%	90.4%	91.1%	92.0%
CS Bear Lake	Orlando	FL		131.7	—	131.7	86.4%	85.9%	88.8%	89.2%	92.1%	S
CS Bellwood	Montgomery	AL		88.5	—	88.5	91.7%	88.5%	88.5%	90.1%	94.2%	S
CS Clay	Birmingham	AL		66.2	—	66.2	91.9%	94.2%	94.2%	95.8%	95.8%	S
CS McGehee	Montgomery	AL		98.3	—	98.3	88.0%	81.8%	81.2%	81.2%	82.6%	S
CS Quaker Village	Greensboro	NC		102.2	—	102.2	78.0%	86.3%	86.3%	95.4%	95.4%	S
CS Yadkinville	Yadkinville	NC		90.9	—	90.9	100.0%	100.0%	100.0%	100.0%	100.0%	S
Kingwood Commons	Houston	TX		164.4	—	164.4	87.5%	87.5%	87.5%	87.5%	89.1%	S
Olde Town Shopping Ctr	Montgomery	AL		38.7	—	38.7	57.4%	67.3%	65.0%	77.7%	77.7%	S
Rivermont Shopping Ctr	Chattanooga	TN		73.5	—	73.5	100.0%	92.2%	92.2%	92.2%	93.9%	S
Village on the Parkway	Dallas	TX	90%	381.2	—	381.2	94.7%	91.9%	91.5%	90.2%	88.0%	S

TOTAL CONSOLIDATED	33			7,271.3	796.0	6,475.3	90.2%	89.6%	91.6%	92.1%	93.1%

UNCONSOLIDATED PROPERTIES
CM Bel Air	Mobile	AL	10%	1,334.3	334.0	1,000.3	97.5%	97.0%	97.1%	97.7%	99.1%
CM Glynn Place	Brunswick	GA	10%	503.9	225.6	278.3	86.5%	87.0%	88.1%	90.9%	92.2%
CM Greenville	Greenville	NC	10%	450.7	46.1	404.6	96.4%	94.9%	95.3%	95.3%	95.5%
CM Myrtle Beach	Myrtle Beach	SC	10%	524.1	—	524.1	96.7%	94.1%	92.6%	92.4%	93.1%
CM Valdosta	Valdosta	GA	10%	522.9	93.7	429.2	92.8%	94.6%	94.8%	95.1%	94.5%
Colonial University Village	Auburn	AL	10%	526.7	124.7	402.0	87.2%	87.0%	86.2%	86.7%	87.6%
CP Turkey Creek	Knoxville	TN	50%	477.1	—	477.1	LU	LU	LU	88.0%	95.0%
CP Hoover	Birmingham	AL	10%	380.6	215.8	164.9	93.8%	93.6%	97.2%	97.1%	95.2%	S
CP Madison	Huntsville	AL	25%	110.7	—	110.7	95.7%	95.7%	98.6%	98.6%	97.1%	S
Parkway Place	Huntsville	AL	45%	635.7	348.2	287.6	85.0%	80.5%	79.0%	81.0%	81.0%	S

TOTAL UNCONSOLIDATED	10			5,466.7	1,388.0	4,078.8	93.4%	92.6%	92.6%	92.6%	93.9%
UNCONSOLIDATED WTD FOR CLP % OWNED				976.6	260.7	716.0	91.7%	90.0%	89.9%	89.9%	92.5%

4Q06	- 51 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Retail Portfolio Occupancy Listing

			%	Total	Anchor	CLP
Property	Location		Own	SF (000s)	Owned	SF (000s)	4Q05	1Q06	2Q06	3Q06	4Q06	S-P
SOLD — LAST 5 QTRS
CP Boulevard Square (1)	Pembroke Pines	FL		220.7	—	220.7	100.0%
CP Deerfield (1)	Deerfield Beach	FL		378.7	—	378.7	99.3%
CS College Parkway (1)	Ft. Myers	FL		78.9	—	78.9	100.0%
CS Pines Plaza (1)	Pembroke Pines	FL		68.2	—	68.2	100.0%
CP Tutwiler Farm (2)	Birmingham	AL		514.1	174.0	340.1	99.4%	99.4%	99.4%	100.0%
CP Tutwiler Farm II (2)	Birmingham	AL		444.9	197.0	247.9
CP Boulevard Square (1)	Pembroke Pines	FL	10%	220.7	—	220.7		100.0%	100.0%	100.0%
CP Deerfield (1)	Deerfield Beach	FL	10%	378.7	—	378.7		98.5%	98.5%	97.2%
CS College Parkway (1)	Ft. Myers	FL	10%	78.9	—	78.9		100.0%	100.0%	100.0%
CS Pines Plaza (1)	Pembroke Pines	FL	10%	68.2	—	68.2		100.0%	100.0%	100.0%

TOTAL SOLD	6			1,705.5	371.0	1,334.5	99.6%	99.4%	99.4%	99.7%

THIRD-PARTY MANAGED PROPERTIES
Calico Corner	Birmingham	AL		5.5		5.5
Hoover Commons	Birmingham	AL		196.8		196.8
CP Tutwiler Farm (2)	Birmingham	AL		514.1	174.0	340.1
CP Tutwiler Farm II (2)	Birmingham	AL		444.9	197.0	247.9
CP Boulevard Square (1)	Pembroke Pines	FL		220.7		220.7
CP Deerfield (1)	Deerfield Beach	FL		378.7		378.7
CS College Parkway (1)	Ft. Myers	FL		78.9		78.9
CS Pines Plaza (1)	Pembroke Pines	FL		68.2		68.2

TOTAL MANAGED	8			1,907.8	371.0	1,536.8

(1)	Colonial sold a 90% interest to The Cornfeld Group and retained a 10% interest in these four strip centers in 1Q06 and then sold the remaining 10% interest to The Cornfeld Group in 4Q06. Colonial will continue to manage and lease these properties.

(2)	Colonial sold two open air centers to the GPT Group and Babcock & Brown in 4Q06. Colonial will continue to manage and lease these properties.

4Q06	- 52 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Glossary of Terms

AVERAGE RENT PER SQUARE FOOT (UNIT):	Base rental revenue charged to tenants divided by occupied square feet for retail and office properties. Average of monthly rent charged for occupied and rent asked for unoccupied units at month end for multifamily properties. Rental revenue used is on an annual basis for retail and office properties and on a monthly basis for multifamily properties.

CAPITALIZED LEASING COMMISSIONS:	Commissions paid for obtaining a lease which have been capitalized and are to be amortized over the lease term.

CONCESSIONS:	Relief or reduction of rent charges for a specified period, negotiated as a part of entering into a lease agreement.

DIVIDEND PER SHARE:	The dividends/distributions paid to each shareholder of Colonial Properties Trust and to each partner of Colonial Realty Limited Partnership as of a specific date.

EBITDA:	Earnings before interest, taxes, depreciation and amortization excluding the effects of gains (losses) from sales of property.

FFO PER SHARE:	FFO divided by the weighted average shares outstanding during the period, assuming the conversion of minority interest limited partnership units in Colonial Realty Limited Partnership into the Company’s Common Shares.

FUNDS FROM OPERATIONS (FFO):	Calculated per the NAREIT White Paper. Net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring and sales of property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.

GROSS SALES PER SQUARE FOOT:	Gross retail sales reported by tenants divided by rented square feet.

LEASING EXECUTION:	Information related to lease agreements entered into during the period including square footage leased, rental dollars (specifically defined below), concessions, tenant improvements, and capitalized leasing commissions.

OCCUPANCY RATE:	Total square feet (units) rented divided by net rentable square feet (units) on the date indicated.

OCCUPANCY COST PERCENT:	Tenants’ occupancy cost as a percentage of their gross sales.

OPERATING EXPENSES:	Total operating expenses (as reported by the Company to the SEC in its periodic filings) less depreciation and amortization. This amount does not include other income and expenses such as interest and gains or losses on sales of assets.

PERCENT GROWTH:	Percentage increase of an item when compared to the same item from the same quarter in the prior-year.

PROPERTY OR DIVISIONAL NET OPERATING INCOME:	Property revenues less property operating expenses.

RENEWAL OR RE-LEASE:	Leases that have been renewed by current tenants or leased space that has been re-leased by new tenants.

RENTAL DOLLARS (LEASING EXECUTION):	Total annual revenues to be earned the first year from renewed or re-leased space.

SAME PROPERTY:	Properties owned in the current year which were also owned for the 12 calendar months of the prior year; same-property may be restated during the year to account for any disposition activity.

STOCK PRICE PER SHARE:	The closing price reported by the New York Stock Exchange on the date indicated.

TENANT IMPROVEMENTS (TI):	A capital expense used to improve the physical space occupied by a new or new (re-leasing) tenant. Tenant improvements are amortized over the term of the lease or the life of the asset, whichever is longer.

TI COMMITTED:	Tenant improvements which have been committed as a part of entering into a lease agreement.

TOTAL MARKET CAPITALIZATION:	The sum of total notes and mortgages payable plus the total market value of all shares and units outstanding at the market price per share on the date indicated.

4Q06	- 53 -	NYSE: CLP